UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

VERINT SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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330 South Service Road
Melville, New York 11747
August 31, 2010
Dear Verint Systems Inc. Stockholder:
You are cordially invited to attend a special meeting of the stockholders of Verint Systems Inc., which will be held on Tuesday, October 5, 2010, at 11:00 A.M. Eastern Time at the Hilton Garden Inn, 1575 Round Swamp Road, Plainview, New York, 11803.
All holders of record of Verint Systems Inc. common stock as of August 30, 2010 are entitled to vote at this special meeting.
As described in the accompanying proxy statement, you will be asked to approve the issuance of shares of common stock upon the conversion of our Series A Convertible Perpetual Preferred Stock and to approve the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan.
Enclosed is a proxy statement for the special meeting and your proxy card or voting instruction card. If you are the registered holder of your shares, then you may vote your shares by signing, dating, and returning the enclosed proxy card without delay in the enclosed return envelope. If you hold your shares in “street name” through a bank, broker, or other nominee, then you may vote your shares by mailing your signed voting instruction card in the enclosed return envelope.

Sincerely,

Dan Bodner
President and Chief Executive Officer

Verint Systems Inc.
330 South Service Road
Melville, New York 11747

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 5, 2010

A special meeting of the stockholders of Verint Systems Inc. (“Verint”), a Delaware corporation, will be held on Tuesday, October 5, 2010, at 11:00 A.M. Eastern Time at the Hilton Garden Inn, 1575 Round Swamp Road, Plainview, New York, 11803 (the “Special Meeting”) for the following purposes:
(1)	To approve the issuance of shares of common stock upon conversion of our Series A Convertible Perpetual Preferred Stock issued to Comverse Technology, Inc. in connection with the acquisition of Witness Systems, Inc. in 2007;

(2)	To approve the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan; and
(3)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.
The board of directors has fixed the close of business on August 30, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.
A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose concerning the meeting, during ordinary business hours at our principal executive offices, located at 330 South Service Road, Melville, New York 11747, during the ten days preceding the Special Meeting.

By Order of the Board of Directors,

Peter Fante
Secretary
August 31, 2010
YOUR VOTE IS IMPORTANT. IF YOU ARE THE REGISTERED HOLDER OF YOUR SHARES, THEN YOU MAY VOTE YOUR SHARES BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED RETURN ENVELOPE. IF YOU HOLD YOUR SHARES IN “STREET NAME” THROUGH A BANK, BROKER, OR OTHER NOMINEE, PLEASE FOLLOW THE SPECIFIC INSTRUCTIONS YOU RECEIVE FROM THEM TO VOTE YOUR SHARES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 5, 2010: THE PROXY MATERIALS ARE AVAILABLE AT WWW.PROXYVOTE.COM.

Verint Systems Inc.
330 South Service Road
Melville, New York 11747

PROXY STATEMENT

We first mailed this proxy statement and proxy card to stockholders entitled to vote at the Special Meeting on or about August 31, 2010. The Special Meeting will be held on Tuesday, October 5, 2010, at 11:00 A.M. Eastern Time at the Hilton Garden Inn, 1575 Round Swamp Road, Plainview, New York, 11803. Directions to the Special Meeting can be found at the back of this proxy statement.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the Special Meeting.
Questions Relating to Proxy Materials
Q: Why did I receive this proxy statement?
A: The board of directors is soliciting your proxy to vote at the Special Meeting because you were a holder of Verint Systems Inc. common stock as of August 30, 2010 (the “Record Date”) and are entitled to vote at the Special Meeting. As of the Record Date, there were 34,712,353 shares of common stock outstanding. This proxy statement summarizes the information you need to know to vote on the proposals expected to be presented at the Special Meeting.
Q: What does it mean if I receive more than one set of proxy materials?
A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple paper proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a set of proxy materials for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one set of proxy materials. Please follow the instructions on each proxy card or voting instruction card that you receive to ensure that all your shares are voted.
Questions Relating to Voting
Q: What are the voting recommendations of the board of directors?
A: The board of directors recommends the following votes:
•	FOR approval of the issuance of shares of common stock upon conversion of our Series A Convertible Perpetual Preferred Stock (“Preferred Stock”) issued to Comverse Technology, Inc. (“Comverse”) in connection with the acquisition of Witness Systems, Inc. (“Witness”) in 2007 (Proposal No. 1);

•	FOR approval of the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan (Proposal No. 2); and
•	In accordance with their judgment on any other matters which may properly come before the meeting.
Q: Will any other matters be voted on?
A: We are not aware of any other matters that will be brought before the stockholders for a vote at the Special Meeting. If any other matter is properly brought before the meeting, your proxy will authorize your appointed proxies to vote on such matters using their discretion.
Q: How many votes do I have?
A: Each share of common stock that you owned at the close of business on the Record Date is entitled to one vote. These shares include:
•	shares held directly in your name as the “stockholder of record”; and
•	shares held for you as the beneficial owner through a broker, bank, or other nominee in “street name”.
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Most of our stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•	Stockholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered the stockholder of record, and the proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting.
•	Beneficial Owner: If your shares are held in a stock brokerage account, by a bank, or other nominee, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you by your broker, bank, or their nominee, who is the record stockholder for those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote and are also invited to attend the Special Meeting. Since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting, but you may instruct your designee to vote your shares as described below. You may vote shares beneficially held by you as set out in the voting instruction card you receive from your broker, bank, or their nominee.
Q: How do I vote?
A: You can vote by completing, signing, dating, and mailing the enclosed proxy card in the envelope provided. If your shares are held in the name of your broker, bank, or other nominee, you should submit voting instructions to your bank, broker, or other nominee. Please refer to the voting instruction card included in these proxy materials by your bank, broker, or other nominee. When a proxy is returned properly, the shares represented by the proxy will be voted in accordance with your instructions. You are urged to specify your choice by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed, and returned without specifying choices, the shares will be voted as recommended by the proxies listed on the proxy card.

You may also come to the Special Meeting and cast your vote there. Please bring the admission ticket that can be found on the back cover of this proxy statement. If your shares are held in the name of your broker, bank or other nominee and you wish to vote at the Special Meeting, you must bring a valid photo ID and a legal proxy from the record holder of your shares indicating that you were the beneficial owner of the shares on the Record Date.
Q: Can I change my vote?
A: If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Special Meeting by:
•	notifying our Secretary in writing before the Special Meeting that you have revoked your proxy;
•	signing and delivering a later dated proxy to our Secretary; or
•	voting in person at the Special Meeting.
Any such written notice or later dated proxy must be received by our Secretary at our principal executive offices or at the Special Meeting before the vote at the Special Meeting. If you are a beneficial owner, you may submit new voting instructions only by contacting your bank, broker, or other nominee.
Q: What will happen if I do not instruct my bank, broker, or other nominee how to vote?
A: If you are a beneficial owner and you do not instruct your bank, broker, or other nominee how to vote, your bank, broker, or other nominee may vote your shares at its discretion on routine matters but not on non-routine matters. There are no routine matters being presented at the Special Meeting. Thus, banks, brokers, and other nominees cannot vote on any of the proposals without instructions from the beneficial owner. Without your voting instructions on these matters, a “broker non-vote” will occur. Shares held by brokers and banks that do not have discretionary authority to vote uninstructed shares on non-routine matters are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved a particular matter, but will be counted in determining whether a quorum is present at the Special Meeting. Accordingly, broker non-votes will have no impact on the calculation of votes on any of the proposals submitted, but will be viewed as present for quorum purposes.
Q: Who are the proxies and what do they do?
A: The persons named as proxies in the proxy materials, Dan Bodner, Douglas Robinson and Peter Fante, were designated by the board of directors. All properly submitted votes will be counted (except to the extent that authority to vote has been withheld) and where a choice has been specified by you as provided in the paper proxy card or voting instruction card, it will be voted in accordance with the instructions you indicate.

Q: How are votes counted?
A: The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted:
•	FOR approval of the issuance of shares of common stock upon conversion of our Preferred Stock;
•	FOR approval of the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan; and
•	in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters which properly come before the Special Meeting.
Q: How many shares must be present to hold the Special Meeting?
A: Holders of a majority of the shares of our outstanding common stock as of the Record Date, or 17,356,177 shares, must be represented in person or by proxy at the Special Meeting in order to conduct business. This is called a quorum. If you vote, your shares will be part of the quorum. Abstentions, “withhold” votes, and broker non-votes also will be counted in determining whether a quorum exists.
Q: What vote is required to approve each proposal?
A: So long as there is a quorum, the voting requirement for each of the proposals is as follows:
•	The proposal for the approval of the issuance of shares of common stock upon conversion of our Preferred Stock requires the affirmative “FOR” vote of the holders of a majority of our outstanding common stock, including Comverse, pursuant to the Certificate of Designation, Preferences, and Rights, a copy of which has been filed with our Current Report on Form 8-K filed with the SEC on May 30, 2007 (the “Certificate of Designation”). Pursuant to NASDAQ Listing Rule 5635(e)(4), the proposal also requires the affirmative “FOR” vote of the majority of the total votes cast on the proposal. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.
•	The proposal for the approval of the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan requires the affirmative “FOR” vote of the majority of those shares present in person or represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.
Q: What is the impact of shares owned by Comverse Technology, Inc. on the vote?
A: We are considered a “controlled company” under the listing rules of the NASDAQ stock market based on Comverse’s ownership of more than 50% of our voting power. We expect that Comverse will vote for the proposals contained herein, including Proposal No. 1 with respect to the issuance of common stock upon conversion of our Preferred Stock, which is currently held by Comverse. If Comverse votes in this manner, the proposals will be approved.
Q: Who is paying the costs of soliciting these proxies?
A: The expense of this solicitation, including the cost of preparing, assembling, and mailing the Notice of Special Meeting, proxy card and proxy statement, will be borne by us. In addition to the solicitation of proxies by use of the mails, some of our officers and regular employees, without extra remuneration, may solicit proxies personally, by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy cards and proxy materials to their principals, and we will reimburse them for their expenses in forwarding these materials.

Q: What do I need to do to attend the Special Meeting?
A: You are entitled to attend the Special Meeting only if you were a stockholder of record as of the close of business on August 30, 2010 or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank or nominee, and you wish to attend the meeting, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to August 30, 2010, a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership. If you are not a stockholder of record, note that you will not be able to vote your shares at the meeting unless you have a proxy from your broker. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.
Questions Relating to Approval of Issuance of Shares of Common Stock Upon Conversion
of Preferred Stock
Q: What is the Preferred Stock?
A: We entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated May 25, 2007, with Comverse, our majority stockholder, for the purchase and sale of shares of our Preferred Stock. Pursuant to the Securities Purchase Agreement, on May 25, 2007, Comverse acquired 293,000 shares of our Preferred Stock for aggregate cash consideration of $293.0 million. Proceeds from the issuance of the Preferred Stock were used, together with the proceeds of the term loan under our credit agreement and cash on hand, to finance the consideration for our acquisition of Witness (the “Merger”). We refer to the transactions contemplated by the Securities Purchase Agreement as the “Private Placement”.
The Preferred Stock was issued at a purchase price of $1,000 per share and ranks senior to our common stock. Following the Special Meeting, in the event that Proposal No. 1 is approved, each share of Preferred Stock will be entitled to a number of votes equal to the number of shares of our common stock into which such Preferred Stock would have been convertible at the conversion rate (as described below) (as may be adjusted from time to time, the “Conversion Rate”) in effect on the date the Preferred Stock was issued to Comverse (the “Issue Date”), and each share of Preferred Stock will be convertible at the option of the holder thereof into a number of shares of our common stock equal to the liquidation preference then in effect divided by the conversion price then in effect. The initial conversion price is and was set at $32.66 (as may be adjusted from time to time) and the initial Conversion Rate is and was set at 30.6185 shares of common stock for each share of Preferred Stock that is converted. We also have the right in certain circumstances to cause the mandatory conversion of the Preferred Stock into shares of common stock at the then-applicable Conversion Rate. If it were converted at August 30, 2010, the Preferred Stock would have been convertible into approximately 10.2 million shares of our common stock. Comverse will also have demand and customary “piggyback” registration rights with respect to the Preferred Stock and the shares of common stock underlying the Preferred Stock.

Q: Why are we seeking stockholder approval for the conversion of the Preferred Stock?
A: We chose to include the issuance of the Preferred Stock in financing a portion of the Witness acquisition because this form of financing provided timely access to cash at prices that we believe were competitive. Alternative sources of cash were limited because of our extended filing delay. Although the Preferred Stock was issued to our majority stockholder, Comverse, the terms and conditions of the Preferred Stock were negotiated on an arm’s-length basis and were approved by our board of directors as well as our audit committee, which is comprised entirely of independent directors. The Preferred Stock has no voting, conversion, or registration rights until the issuance of the underlying common stock is approved by our stockholders. Additionally, the terms of the Preferred Stock set forth in the Certificate of Designation set forth certain increases in the dividend rate applicable to the Preferred Stock in the event we do not obtain stockholder approval of the conversion of the Preferred Stock into common stock within 180 days of the last day of the fiscal quarter following the first date on which we were in compliance with SEC reporting requirements under the Exchange Act, which is January 31, 2011. We are now asking you for this approval. The Certificate of Designation requires the affirmative “FOR” vote of the holders of a majority of our outstanding common stock to approve the proposal.
Additionally, although we issued the Preferred Stock at a time when our common stock was not listed on NASDAQ, under the NASDAQ listing rules, we are seeking stockholder approval for the issuance of common stock in connection with the Private Placement in order to comply with Rule 5635 of the NASDAQ Listing Rules and the limitations set forth therein (“NASDAQ Listing Rule 5635”). NASDAQ Listing Rule 5635 requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.
You are being asked to approve the issuance of shares of common stock issuable upon conversion of the Preferred Stock because the issuance of such shares of common stock would exceed 19.99% of the voting power and number of shares of common stock outstanding prior to the Private Placement.
Under NASDAQ voting rules, the affirmative “FOR” vote of a majority of the total votes cast on the proposal is required to approve the proposal.
PROPOSAL NO. 1
APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION OF
PREFERRED STOCK
Background
On May 25, 2007, we entered into the Securities Purchase Agreement with Comverse, our majority stockholder, pursuant to which Comverse purchased, in cash, an aggregate of 293,000 shares of our Preferred Stock, par value $0.001 per share, at an aggregate purchase price of $293 million. Proceeds from the issuance of the Preferred Stock were used, together with the proceeds of the term loan under our credit agreement and cash on hand, to finance the consideration for our acquisition of Witness. The terms of the Preferred Stock are set forth in the Certificate of Designation.

The Preferred Stock was issued at a purchase price of $1,000 per share and ranks senior to our common stock. The Preferred Stock does not have voting or conversion rights until the underlying shares of common stock are approved for issuance by a vote of holders of a majority of our common stock, at which time each share of Preferred Stock will be entitled to a number of votes equal to the number of shares of our common stock into which such Preferred Stock would have been convertible at the Conversion Rate in effect on the date the Preferred Stock was issued to Comverse. Following receipt of stockholder approval for the issuance of the underlying shares, each share of Preferred Stock will be convertible at the option of the holder thereof into a number of shares of our common stock equal to the liquidation preference then in effect divided by the conversion price then in effect. The initial conversion price is and was set at $32.66 (as may be adjusted from time to time) and the initial Conversion Rate is and was set at 30.6185 shares of common stock for each share of Preferred Stock that is converted. We also have the right in certain circumstances to cause the mandatory conversion of the Preferred Stock into shares of common stock at the then-applicable Conversion Rate. If it were converted at August 30, 2010, the Preferred Stock would have been convertible into approximately 10.2 million shares of our common stock. As the sole holder of the Preferred Stock, Comverse and its affiliates have a material interest in Proposal No. 1.
The following is a summary of the material terms of the Securities Purchase Agreement and the terms of the Preferred Stock. While we believe that this description covers the material terms of those documents and instruments, it may not contain all of the information important to you and is qualified in its entirety by reference to the agreements and documents, dated May 25, 2007, which were included as exhibits to the Current Report on Form 8-K filed by us on May 30, 2007.
Terms of the Preferred Stock
The terms, rights, obligations, and preferences of the Preferred Stock are set forth in the Certificate of Designation.
Ranking
The Preferred Stock ranks, with respect to payment of dividends and distribution of assets upon the liquidation, winding-up, or dissolution of Verint,
•	senior to our common stock, par value $0.001 per share, whether now outstanding or hereafter issued, and to each other class or series of stock of established after the Issue Date by our board of directors, the terms of which do not expressly provide that such class or series ranks senior to or pari passu with the Preferred Stock as to payment of dividends and distribution of assets upon our liquidation, winding-up, or dissolution (collectively referred to as “Junior Stock”);
•	pari passu with each class or series of our stock (including any series of preferred stock established after the Issue Date by the board of directors), the terms of which expressly provide that such class or series ranks pari passu with the Preferred Stock as to payment of dividends and distribution of assets upon our liquidation, winding-up, or dissolution; and
•	junior to each other class or series of our stock (including any series of preferred stock established after the Issue Date by the board of directors with the approval or consent of the holders of Preferred Stock pursuant to Section 4.3 of the Certificate of Designation), the terms of which expressly provide that such class or series ranks senior to the Preferred Stock as to payment of dividends and distribution of assets upon our liquidation, winding-up, or dissolution (collectively referred to as “Senior Stock”).

Holders’ Right to Convert
If Proposal No. 1 is adopted, each share of Preferred Stock will be convertible at the option of the holder thereof into a number of shares of our common stock equal to the liquidation preference then in effect divided by the conversion price then in effect, which is currently set at $32.66 and is subject to adjustment.
Mandatory Conversion
If Proposal No. 1 is adopted, we have the right, at our option, to cause the Preferred Stock to be automatically converted into common stock at the conversion price then in effect, but only if the closing sale price of the common stock immediately prior to such conversion equals or exceeds the conversion price then in effect by: (i) 140%, on or after the third anniversary of the Issue Date but prior to the fourth anniversary of the Issue Date, and (ii) 135%, on or after the fourth anniversary of the Issue Date.
Put Right
The terms of the Preferred Stock also provide that upon a fundamental change, as defined in the Certificate of Designation, the holders of the Preferred Stock will have the right to require us to repurchase the Preferred Stock for 100% of the liquidation preference then in effect. If we fail to repurchase the Preferred Stock as required upon a fundamental change, then the number of directors constituting the board of directors will be increased by two, and the holders of the Preferred Stock will have the right to elect two directors to fill such vacancies. Upon repurchase of the Preferred Stock subject to the fundamental change repurchase right, the holders of the Preferred Stock will no longer have the right to elect additional directors, the term of office of each additional director will terminate immediately upon such repurchase, and the number of directors will, without further action, be reduced by two. In addition, in the event of a fundamental change, the conversion rate will be increased to provide for additional shares of common stock issuable to the holders of the Preferred Stock upon conversion, based on a sliding scale depending on the acquisition price, as defined in the Certificate of Designation, ranging from zero to 3.7 additional shares of common stock for every share of Preferred Stock converted into common stock following a fundamental change.
Preemptive Rights
No holder of Preferred Stock has a right to purchase shares of our capital stock sold or issued by us except to the extent that such a right may from time to time be set forth in a written agreement between us and any such holder of Preferred Stock.
Dividends
Cash dividends on the Preferred Stock are cumulative and are accrued quarterly at a specified dividend rate on the liquidation preference in effect at such time. Initially, the specified dividend rate was 4.25% per annum per share, however, in accordance with the terms of the Certificate of Designation, beginning with the first quarter after the initial interest rate on the term loan under our credit agreement had been reduced by 50 basis points or more (i.e., the quarter ended April 30, 2008), the dividend rate was reset to 3.875% per annum and is now fixed at this level, unless this Proposal No. 1 is not approved prior to January 31, 2011, in which case the dividend rate will increase by 1% on such date and on the last day of each subsequent fiscal quarter until a proxy statement relating to such approval has been mailed. If we determine that we are prohibited from paying cash dividends on the Preferred Stock under the terms of our credit agreement or other debt instruments, we may elect to make such dividend payments in shares of our common stock, which common stock will be valued at 95% of the volume weighted average price of our common stock for each of the five consecutive trading days ending on the second trading day immediately prior to the record date for such dividend.

Liquidation Preference
In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of Verint (each, a “Liquidation Event”), each holder of Preferred Stock will be entitled to receive out of our assets available for distribution to our stockholders, before any distribution of assets is made on our common stock or any other Junior Stock, but after any distribution on any of our indebtedness or Senior Stock, an amount equal to $1,000 per share of Preferred Stock (the “Issue Price”) held by such holder, plus an amount equal to the sum of all accrued and unpaid dividends, whether or not declared (the “Liquidation Preference”). If upon such liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets to be distributed to and among the holders of shares of Preferred Stock will be insufficient to permit payment of the Liquidation Preference in full to the holders of Preferred Stock, then our entire assets available for distribution to holders of Preferred Stock will be distributed to and among the holders of the shares of Preferred Stock then outstanding pro rata to and among them in proportion to the full amounts of Liquidation Preference they would otherwise be entitled to receive pursuant to this provision.
Voting Rights
The Preferred Stock does not have voting or conversion rights until the underlying shares of common stock are approved for issuance by a majority vote of our stockholders. If Proposal No. 1 is adopted, each holder of Preferred Stock will be entitled to a number of votes in respect of the Preferred Stock owned by it equal to the number of shares of our common stock into which such holder’s Preferred Stock would be convertible at the Conversion Rate in effect on the Issue Date.
Comverse’s Right to Sell
Comverse has been able to sell the Preferred Stock since six months after the closing of the Merger in either private or public transactions. Commencing on December 15, 2010, the date that is 180 days after we regained compliance with our SEC reporting requirements, if Proposal No. 1 is adopted, the holders of the Preferred Stock will have demand and customary piggyback registration rights with respect to the Preferred Stock and the shares of common stock underlying the Preferred Stock.
Fees and Expenses
We have agreed to pay all expenses that result from a registration under the registration rights relating to the Preferred Stock, other than underwriting commissions and taxes. Under the registration rights agreement, we have also agreed to indemnify the holder of the Preferred Stock, its directors, officers, and employees against liabilities that may result from the sale of the Preferred Stock, including Securities Act liabilities.

Certain Consequences if Proposal No. 1 is Approved
If Proposal No. 1 is approved, we may issue a significant number of shares of common stock to Comverse, or a subsequent holder, upon conversion of the Preferred Stock, and in such event, our existing stockholders will incur dilution to their voting and economic interests and will own a smaller percentage of the outstanding common stock. Furthermore, the anti-dilution protection provided to the Preferred Stock could increase the number of shares of the common stock issuable pursuant to the conversion of the Preferred Stock and the existing stockholders could incur additional dilution. Additionally, each holder of Preferred Stock will be entitled to a number of votes in respect of the Preferred Stock owned by it equal to the number of shares of our common stock into which such holder’s Preferred Stock would be convertible at the Conversion Rate in effect on the Issue Date.
Further Information
The terms of the Private Placement and Preferred Stock are complex and only briefly summarized above. For further information on the Private Placement and the rights of the holder of the Preferred Stock, please refer to the full text of the agreements and documents filed as exhibits to the Current Report on Form 8-K filed with the SEC on May 30, 2007.
Board of Directors’ Recommendation
The board of directors unanimously recommends that you vote “FOR” Proposal No. 1.
PROPOSAL NO. 2
APPROVAL OF THE VERINT SYSTEMS INC.
2010 LONG-TERM STOCK INCENTIVE PLAN
Our board of directors adopted the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan (the “Plan”) on August 3, 2010, subject to approval of our stockholders. The Plan, if approved by our stockholders, will expire in 2020.
Summary of the Plan
Set forth below is a summary of the principal features of the Plan. This summary is not intended to be exhaustive and is qualified in its entirety by reference to the terms of the Plan, a copy of which is included in this proxy statement as Appendix A.
Purpose
The purpose of the Plan is to attract and retain directors, employees, and consultants of Verint Systems Inc. (the “Company”) and its subsidiaries and to motivate such individuals, provide them with incentives and enable them to participate in our growth and success.
The Plan authorizes our board of directors to provide equity-based compensation in the form of (1) stock options, including incentive stock options (“ISOs”) entitling the participant to favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (2) stock appreciation rights (“SARs”), (3) restricted stock, (4) restricted stock units (“RSUs”), (5) performance awards, (6) other stock-based awards (“Other Stock-Based Awards”), and (7) performance compensation awards. Each type of award is described below under “Types of Awards Under the Plan.”

Each of the awards will be evidenced by an award agreement setting forth the award’s terms and conditions.
The Plan is designed to comply with the requirements of applicable federal and state securities laws, and the Code, including, but not limited to, the performance-based exclusion from the deduction limitations under Section 162(m) of the Code for qualifying awards.
Our board of directors believes that it is in our best interest and the best interests of our stockholders to provide for an incentive plan under which compensation awards made to our named executive officers can qualify for deductibility for federal income tax purposes. Accordingly, the Plan has been structured in a manner such that awards under it can satisfy the requirements for the performance-based exclusion from the deduction limitations under Section 162(m) of the Code. In order for awards to satisfy the requirements for the performance-based exclusion from the deduction limitations under Section 162(m) of the Code, the Plan (which includes Performance Criteria (as hereinafter defined)) must be approved by our stockholders by a majority of the votes cast on the issue. The rules of the NASDAQ Stock Market, LLC require that the Plan be approved by a majority of the total votes cast on the proposal, and our by-laws require the approval of the majority of those shares present in person or represented by proxy and entitled to vote at the Special Meeting. Accordingly, if our stockholders do not approve the Plan by the vote described in the immediately preceding two sentences, no awards will be granted under the Plan, and it will not become effective.
Shares Available Under the Plan
Subject to adjustment as provided in the Plan, the number of our shares of common stock that may be issued or transferred (1) upon the exercise of stock options or SARs, (2) in payment of restricted stock and released from substantial risks of forfeiture thereof, (3) in payment of RSUs, (4) in payment of performance awards or performance compensation awards that have been earned, (5) as awards to non-employee directors, or (6) as Other Stock-Based Awards, will not exceed in the aggregate 4,000,000 shares of common stock. These shares may be shares of original issuance or treasury shares or a combination of the foregoing.
If any shares of common stock covered by any awards granted under the Plan are forfeited, cancelled, exchanged, withheld or surrendered or if an award terminates or expires without a distribution of shares of common stock to the participant, those shares will again be available for awards under the Plan. If two Awards are granted together in tandem, the shares underlying any portion of the tandem award which is not exercised or otherwise settled in shares will again be available for awards under the Plan. Any shares of common stock covered by an award that is settled in cash will again be available for awards under the Plan. In addition, if a participant elects to give up the right to receive compensation in exchange for shares of common stock based on fair market value, the shares will not count against the aggregate limit described above.
The aggregate number of shares of common stock for which ISOs may be granted will not exceed 2,000,000 of the shares of common stock reserved for purposes of the Plan. Further, no participant will be granted stock options or SARs, in the aggregate, for more than 1,500,000 shares of common stock during any fiscal year and no participant will be granted performance awards that are intended to be “qualified performance-based compensation” under Section 162(m) of the Code, in the aggregate, for more than 500,000 shares of common stock (or the cash value thereof) during any single Performance Period (as hereinafter defined).

No Repricing
Repricing of options and SARs is prohibited without stockholder approval under the Plan.
Eligibility
Any employee of, or consultant to, us or any of our subsidiaries (including any prospective employee) and non-employee directors of our board of directors or the board of directors of any of our subsidiaries may be selected to participate in the Plan. In addition, employees and consultants of our affiliates may be eligible to receive cash-settled performance awards and cash-settled RSUs under the Plan. The committee designated by our board of directors in accordance with the Plan (the “Committee”) determines which persons will receive awards and the number of shares of common stock subject to such awards. All of our approximately 2,600 personnel, including executive officers and directors, are eligible to participate in the Plan.
Types of Awards Under the Plan
Stock Options. Stock options may be granted that entitle the participant to purchase shares of common stock at a price not less than fair market value per share at the date of grant. The exercise price is payable (1) in cash, check, or wire transfer at the time of exercise, (2) by the transfer to us of shares of common stock owned by the participant having a value at the time of exercise equal to the total stock option exercise price (the shares must have been owned by the participant for at least 6 months), (3) subject to rules established by the Committee, through delivery of irrevocable instructions to a broker to sell the shares otherwise deliverable upon exercise of the stock option and to deliver to us an amount equal to the aggregate exercise price, or (4) by a combination of the foregoing.
No stock option may be exercisable more than 10 years from the date of grant. Each grant will specify the period of continuous service with us or any of our subsidiaries that is necessary before the stock options will become exercisable. Stock options will be evidenced by an award agreement containing such terms and provisions, consistent with the Plan, as the Committee may approve.
SARs. A SAR is a right to receive from us an amount equal to the spread between the grant price of the SAR and the value of our shares of common stock on the date of exercise. The Committee has the right to determine whether the amount payable on exercise of a SAR may be paid by us in cash, in shares of common stock, or in any combination thereof. SARs may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. If a SAR is granted in tandem with another award, it may be granted before, at the same time as the other award or at a later time. No SAR may be exercisable more than 10 years from the date of grant.
SARs with a grant price equal to or greater than the fair market value per share as of the date of grant are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. SARs will be evidenced by an award agreement containing such terms and provisions, consistent with the Plan, as the Committee may approve.
Restricted Stock. A grant of restricted stock involves the immediate transfer by us to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The Committee will determine the participants to whom shares of restricted stock will be granted, the number of shares of restricted stock to be granted to each participant, the duration of the period during which, and any conditions under which, the restricted stock may be forfeited to us, and the other terms and conditions of such awards. Shares of restricted stock may not be sold, assigned, transferred, pledged, or otherwise encumbered, except as provided in the award agreement. Upon lapse of the applicable restrictions, we will either deliver the certificates to the participant or the participant’s legal representative, or our transfer agent will remove the restrictions relating to the transfer of such shares.

In the discretion of the Committee, dividends paid on any shares of restricted stock will be paid directly to the participant, withheld by us subject to vesting of the restricted stock pursuant to the terms of the applicable award agreement, or be reinvested in additional shares of restricted stock.
In the discretion of the Committee, restricted stock grants may, but are not required to, be designated by the Committee as Performance Compensation Awards (as hereinafter defined). Grants of restricted stock will be evidenced by an award agreement containing such terms and provisions, consistent with the Plan, as the Committee may approve.
RSUs. A grant of RSUs constitutes an agreement by us to deliver shares of common stock to the participant in the future in consideration of the performance of services. The Committee will determine the participants to whom RSUs will be granted, the number of RSUs to be granted to each participant, the duration of the period during which, and any conditions under which the RSUs may be forfeited to us, and the other terms and conditions of such awards. RSUs may not be sold, assigned, transferred, pledged, or otherwise encumbered.
Each RSU will have a value equal to the fair market value of a share. RSUs will be paid in cash, shares of common stock, other securities, or other property, as determined in the sole discretion of the Committee, upon the lapse of the applicable restrictions, or otherwise in accordance with the applicable award agreement.
In the discretion of the Committee, RSU grants may, but are not required to, be designated by the Committee as Performance Compensation Awards. RSU grants will be evidenced by an award agreement containing such terms and provisions, consistent with the Plan, as the Committee may approve.
Performance Awards. The Committee has the authority under the Plan to grant performance awards. These awards consist of a right which is (i) denominated in cash or shares of common stock, (ii) valued, as determined by the Committee, in accordance with the achievement of performance goals during Performance Periods established by Committee, and (iii) payable at such time and in such form as determined by the Committee. Each performance award will be subject to one or more specified performance goals that must be met within a specified period determined by the Committee (the “Performance Period”) to earn the performance award. The Committee will determine the amount of any performance award, the length of any Performance Period, and the amount and kind of any payment or transfer to be made pursuant to any performance award. To the extent earned, the performance awards may be paid in a lump sum or in installments following the close of the Performance Period as set forth in the applicable award agreement.
In the discretion of the Committee, performance awards may, but are not required to, be designated by the Committee as Performance Compensation Awards (as hereinafter defined). Performance awards will be evidenced by an award agreement containing such terms and provisions, consistent with the Plan, as the Committee may approve.

Other Awards. The Committee may grant to a participant an Other Stock-Based Award, which will consist of rights other than those awards described above and which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, our shares of common stock (including securities convertible into shares). These awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 as promulgated and interpreted by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws. The Committee will determine the terms and conditions of these awards, including the price, if any, at which shares of common stock may be purchased pursuant to any Other Stock-Based Award granted under the Plan.
In the discretion of the Committee, Other Stock-Based Awards may, but are not required to, be designated by the Committee as Performance Compensation Awards (as hereinafter defined). Other Stock-Based Awards will be evidenced by an award agreement containing such terms and provisions, consistent with the Plan, as the Committee may approve.
Performance Compensation Awards. The Committee has the authority, at the time of grant of any restricted stock award, RSU award, performance award, or Other Stock-Based Award, to designate such award as a “Performance Compensation Award” in order to qualify such award as “performance-based compensation” under Section 162(m) of the Code. To qualify as a performance compensation award, the Committee must designate which participants will be eligible to receive Performance Compensation Awards for a particular Performance Period within the first 90 days of the Performance Period (or, if shorter, within the maximum period permitted under Section 162(m) of the Code).
The Committee has full discretion to select the length of such Performance Period, the type of Performance Compensation Awards to be issued, the Performance Criteria (as hereinafter defined) that will be used to establish performance goals, and the kinds and/or levels of the performance goals that will apply and the formula that will be used to determine whether a performance goal has been achieved.
During a Performance Period, one or more objective formulas shall be applied against the relevant performance goal to determine, with regard to the Performance Compensation Award of a particular participant, whether all or some portion of the Performance Compensation Award has been earned for the Performance Period.
Unless otherwise provided in the applicable award agreement, a participant must be employed by us on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for the applicable Performance Period.
Performance Criteria. The Performance Criteria that will be used to establish the performance goal(s) will be based on the attainment by us (or one of our subsidiaries, divisions, or operational units) of specific levels of performance. The performance criteria (the “Performance Criteria”) that the Committee may set are limited to specified levels of or growth in the following, whether determined on a GAAP or non-GAAP basis: revenue, operating income, day sales outstanding, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, profit margin, contribution margin, earnings per share, net earnings, operating earnings, free cash flow, earnings before interest, taxes, depreciation and amortization, number of customers, growth of customers, operating expenses, capital expenses, customer acquisition costs, share price, or sales or market share.

If the Committee (1) anticipates or determines that any unusual or extraordinary corporate event, transaction, item or development affecting us, (2) anticipates or recognizes any unusual or nonrecurring event that affects us and our financial statements, or (3) anticipates or responds to changes in applicable laws, regulations, accounting principles or business conditions, then the Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), to adjust or modify the calculation of a performance goal for the Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of participants.
Administration
The Plan will be administered by the Committee. The Committee must be composed of at least two directors, each of whom is required to be a “non-employee director” (within the meaning of Rule 16b-3) and an “outside director” (within the meaning of Section 162(m) of the Code). In the absence of such a designated committee, our board of directors serves as the Committee. The Committee is authorized to interpret the Plan and related agreements and other documents.
Dividends
In the sole discretion of the Committee, a restricted stock award, RSU award, performance award, or an Other Stock-Based Award may provide the participant with dividends or dividend equivalents, payable in cash, shares of common stock, other securities, or other property on a current or deferred basis. In the case of awards with respect to which any applicable Performance Criteria have not been achieved, dividend equivalents may be paid only on a deferred basis, to the extent the underlying award vests.
Amendments
Our board of directors may amend, alter, suspend, discontinue, or terminate the Plan without further approval by our stockholders, except where (i) the amendment would materially increase the benefits accruing to participants under the Plan, (ii) the amendment would materially increase the number of securities which may be issued under the Plan, (iii) the amendment would materially modify the requirements for participation in the Plan, or (iv) stockholder approval is required by applicable law or NASDAQ Stock Market, LLC rules and regulations. If any amendment, alteration, suspension, discontinuance, or termination of the Plan would impair the rights of any participant, holder, or beneficiary of a previously granted award, the amendment, alteration, suspension, discontinuance, or termination will be not effective with respect to such person without the written consent of the affected participant, holder, or beneficiary.
Change in Control
In the event of a “change in control” (as defined in the Plan), to the extent outstanding awards under the Plan are not assumed, converted or replaced, all outstanding awards then held by a participant which are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, and any specified performance goals will be deemed to be satisfied at target, immediately prior to the consummation of such change in control, unless the applicable award agreement provides to the contrary.

To the extent outstanding awards are assumed, converted or replaced in the event of a change in control, (i) any outstanding awards that are subject to performance goals will be assumed, converted, or replaced as if target performance had been achieved as of the date of the change in control, (ii) each performance award or Performance Compensation Award with service requirements will continue to vest with respect to such requirements during the remaining period set forth in the award agreement, and (iii) all other awards shall continue to vest (and/or the restrictions thereon shall continue to lapse) during the remaining period set forth in the applicable award agreement. If outstanding awards are assumed, converted, or replaced, if a participant’s employment or service with us or a subsidiary is terminated without cause (as defined in the Plan) or a participant terminates his or her employment or service with us or a subsidiary for good reason (as defined in the Plan) during the two year period following a change in control, all outstanding awards held by the participant that may be exercised will become fully exercisable and all restrictions will lapse and the awards will become vested and non-forfeitable.
Detrimental Activity
If the Committee determines (or discovers) that a Participant committed an act during the course of his or her employment or service that constitutes or would have constituted Cause for termination, the Committee will have the right to cancel any or all of Participant’s then outstanding Awards (whether or not vested).
Transferability
Each award under the Plan, and each right under any award, shall be exercisable during the participant’s lifetime only by the participant or by the participant’s guardian or legal representative. No award may be transferred except by will or by the laws of descent and distribution, except that the Committee may in the applicable award agreement or in an amendment to the award agreement provide that certain vested stock option awards may be transferred by the participant without consideration to certain family members, to certain trusts, or to specified types of partnerships, corporations, or limited liability companies on notice to and consent of the Committee. The participant remains liable for any withholding taxes required to be withheld upon the exercise of such stock option by the permitted transferee.
Adjustments
In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, shares of common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock or our other securities, issuance of warrants or other rights to purchase shares of common stock or our other securities, or other corporate transaction or event affects the shares of common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust any or all of (i) the number of our shares of common stock or other securities (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of our shares of common stock or other securities (or number and kind of other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award, which, in the case of stock options and SARs shall equal the excess, if any, of the fair market value of the share subject to each such stock option or SAR over the per share exercise price or grant price of such stock option or SAR.

The Committee is also authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the previous paragraph) affecting us, any of our subsidiaries, our financial statements or those of any of our subsidiaries, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
Withholding Taxes
To the extent that we are required to withhold federal, state, local, or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the Plan, we have the right to withhold from any award or from any compensation or other amount owing to a participant the amount (in cash, shares of common stock, other securities, other awards under the Plan or other property) of applicable withholding taxes and to take other action as may be necessary to satisfy all obligations for payment of such taxes. Subject to the foregoing, a participant may satisfy the withholding liability by delivering shares of common stock owned by the participant (which are not subject to any pledge or other security interest and which have been held by the participant for at least six months) with a fair market value equal to the withholding liability or have us withhold from the shares of common stock otherwise deliverable pursuant to an award, a number of shares of common stock equal to the withholding liability.
Compliance with Section 409A of the Internal Revenue Code
To the extent applicable, it is intended that the Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The Plan and any grants made under the Plan shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.
Termination
No grant will be made under the Plan more than 10 years after the date on which the Plan is first approved by our board, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan.
Federal Income Tax Consequences
The following is a brief summary of some of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 2010. This summary is not intended to be complete and does not describe state or local tax consequences. It is not intended as tax guidance to participants in the Plan.
Tax Consequences to Participants
Non-qualified Stock Options. In general, (1) no income will be recognized by a participant at the time a non-qualified stock option is granted; (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the participant in an amount equal to the difference between the exercise price paid for the shares of common stock and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares of common stock acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by a participant upon the grant or exercise of an incentive stock opiton (ISO). The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of common stock are issued to the participant pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to the participant, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss.
If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above (i.e. disqualifying disposition), the participant generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
SARs. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise.
Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
RSUs. No income generally will be recognized upon the award of RSUs. The recipient of an award of RSUs generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.
Performance Awards. No income generally will be recognized upon the grant of performance awards. Upon payment or transfer made under the terms of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of any cash received and the fair market value of any unrestricted shares of common stock received.

Other Stock-Based Awards. No income generally will be recognized upon the grant of other Stock-Based Awards. Upon payment of Other Stock-Based Awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received.
Tax Consequences to the Company or Subsidiary
To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services may be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.
Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the Plan by our stockholders.
New Plan Benefits
Because awards to be granted in the future under the Plan are at the discretion of the Committee, it is not possible to determine the exact benefits or amounts to be received under the Plan by our directors, employees, or consultants. However, as of the date of this proxy statement, we have granted awards to acquire 2,589,850 shares outside of our existing equity incentive plans. The vesting of these awards is, among other things, contingent on stockholder approval of a new equity compensation plan or having additional share capacity under one of our existing stockholder-approved equity compensation plans. Assuming that all of these awards were settled under the Plan, 1,410,150 shares (out of the 4,000,000 total shares being requested under the Plan) would remain available for future awards under the Plan. Please see the discussion under clauses (i), (ii), and (iv) under “Equity Compensation Plan Information” below for more information on the awards comprising these 2,589,850 shares. For grants made during our year ended January 31, 2010 to our named executive officers, please see the Grants of Plan-Based Awards Table.
Equity Compensation Plan Information
The following table provides information about our equity compensation plans (other than qualified employee benefits plans and plans available to stockholders on a pro rata basis) as of January 31, 2010 after giving effect to our assumption on May 25, 2007 of the following in connection with our acquisition of Witness: (a) the Witness Amended and Restated Stock Incentive Plan, the Witness Broad Based Option Plan, and the Witness Non-Employee Director Stock Option Plan, (b) all unvested awards previously issued under such plans as of May 25, 2007, (c) certain new-hire inducement grants made by Witness outside of its stockholder-approved equity plans prior to May 25, 2007, and (d) the passage of the expiration date for making new awards under the Witness Amended and Restated Stock Incentive Plan on November 18, 2009. In accordance with applicable NASDAQ rules at the time, the Witness Broad Based Option Plan was not approved by stockholders. No awards were assumed by us under the Witness Broad Based Option Plan or the Witness Non-Employee Director Stock Option Plan in connection with our acquisition of Witness. Since the closing of the Witness acquisition, we have not made, and do not in the future expect to make, additional awards under the Witness Broad Based Option Plan or the Witness Non-Employee Director Stock Option Plan and

these plans are therefore not included in column (c) in either of the tables below. The following table does not include awards for an aggregate of (i) 1,292,150 shares which were approved for grant by the stock option committee of our board of directors on March 4, 2009 and May 20, 2009 outside of our equity incentive plans, (ii) 339,506 performance shares outside of our equity incentive plans eligible to be earned by our executive officers based on the overachievement of specified performance goals, (iii) 355,150 shares originally granted as hybrid RSUs that were later converted into shares of cash-settled phantom stock,(iv) 958,194 shares pursuant to equity awards approved for grant by the stock option committee of our board of directors on March 17, 2010 and April 17, 2010 outside of our equity incentive plans and (v) 20,000 shares pursuant to equity awards approved for grant by our board of directors on March 18, 2010. The vesting of any awards made outside of our equity incentive plans is, among other things, contingent on stockholder approval of a new equity compensation plan or having additional share capacity under an existing stockholder-approved equity compensation plan. Assuming that all of the awards described in clauses (i), (ii), and (iv) above were settled under the Plan, 1,410,150 shares (out of the 4,000,000 total shares being requested under the Plan) would remain available for future awards under the Plan.

	(a)			(c)
	Number of		(b)	Number of Securities
	Securities to be		Weighted-Average	Remaining Available for
	Issued upon Exercise		Exercise Price of	Future Issuance under
	of Outstanding		Outstanding	Equity Compensation Plans
	Options, Warrants,		Options, Warrants	(Excluding Securities
Plan Category	and Rights		and Rights (1)	Reflected in Column (a))
Equity compensation plans approved by security holders	7,093,896	(2)	$23.17	249,304	(3)
Equity compensation plans not approved by security holders	5,943	(4)	$19.53	0

Total	7,099,839		$23.16	249,304	(5)

(1)	The weighted-average price relates to outstanding stock options only (as of the applicable date). Other outstanding awards carry no exercise price and are therefore excluded from the weighted-average price.

(2)	Consists of 4,725,176 stock options and 2,368,720 RSUs. Does not include 20,000 shares of restricted stock previously issued under our equity compensation plans.

(3)	The Witness Amended and Restated Stock Incentive Plan contains an evergreen provision pursuant to which the number of shares available under the plan may increase annually so that the total number of shares reserved will equal the sum of (a) the aggregate number of shares previously issued under the plan, (b) the aggregate number of shares subject to outstanding options granted under the plan, and (c) 10% of the number of shares outstanding on the last day of the preceding year. Notwithstanding the foregoing, the board of directors (or an authorized committee thereof), in its discretion, may authorize a smaller number of additional shares to be reserved under this plan. The maximum annual increase in the number of shares, however, shall not exceed 3,000,000 in any calendar year. No new awards are permitted to be made under this plan after November 18, 2009.

(4)	Consists solely of certain new-hire inducement grants made by Witness outside of its stockholder-approved equity plans prior to May 25, 2007.

(5)	Does not include 743,489 shares available for issuance pursuant to our Employee Stock Purchase Plan. The Witness Employee Stock Purchase Plan was terminated immediately prior to our acquisition of Witness and therefore was not assumed by us.
All of our executive officers (including the named executive officers) and directors are eligible to participate in the Plan and thus have a personal interest in the approval of the Plan.
The board of directors unanimously recommends that you vote “FOR” Proposal No. 2.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the Special Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, the person or persons voting your shares pursuant to instructions by proxy card will vote your shares in accordance with their best judgment on such matters. The chairman of the Special Meeting may refuse to allow presentation of a proposal if the proposal was not properly submitted.

DIRECTOR COMPENSATION
Non-Employee Director Compensation for the Year Ended January 31, 2010
The following table summarizes the cash and equity compensation earned by each member of the board of directors during the year ended January 31, 2010 for service as a director.

		Fees Earned or
		Paid in	Stock		Option
		Cash	Awards		Awards	Total
Name		($)(1)	($)(2)		($)(2)	($)
Baker, Paul	(4)	—	—		—	—
Bodner, Dan		—	—		—	—
Bunyan, John	(4)	—	—		—	—
Dahan, Andre	(4)	—	—		—	—
DeMarines, Victor		144,750	16,950	(3)	—	161,700
Minihan, Kenneth		132,750	16,950	(3)	—	149,700
Myers, Larry		196,500	16,950	(3)	—	213,450
Safir, Howard		147,000	16,950	(3)	—	163,950
Shah, Shefali	(4)	—	—		—	—
Spirtos, John	(4), (5)	—	—		—	—
Swad, Stephen	(4)	—	—		—	—
Wright, Lauren	(4)	—	—		—	—

(1)	Represents amount earned for board of directors service during the year indicated regardless of the year of payment.

(2)	Reflects the aggregate grant date fair value computed in accordance with applicable accounting standards.

(3)	On March 19, 2009, each of Messrs. DeMarines, Minihan, Myers, and Safir received an award of 5,000 shares of restricted stock in respect of board of directors service for the year ended January 31, 2010, vesting May 16, 2010. These were the only equity awards made to our directors (for service as directors) in the year ended January 31, 2010. The fair value on the date of board of directors approval of each of these awards was $16,950 based on a closing price of our common stock of $3.39 on March 19, 2009.

(4)	Comverse-designated director.

(5)	Resigned from the board of directors June 12, 2009.

The following table summarizes the aggregate number of unvested stock options and unvested shares of restricted stock held by each member of our board of directors (granted for service as a director) as of the end of the year ended January 31, 2010.

	Unvested Options	Unvested Stock Awards
Name	(#)	(#)
Baker, Paul	—	—
Bodner, Dan	—	—
Bunyan, John	—	—
Dahan, Andre	—	—
DeMarines, Victor	—	5,000
Minihan, Kenneth	—	5,000
Myers, Larry	—	5,000
Safir, Howard	—	5,000
Shah, Shefali	—	—
Spirtos, John	—	—
Swad, Stephen	—	—
Wright, Lauren	—	—
Although we do not presently have any stock ownership guidelines in place for our directors or officers, we are presently developing such guidelines in consultation with the compensation committee’s independent compensation consultant and other advisors. Our insider trading policy prohibits all personnel (including directors) from short selling in our securities, from short-term trades in our securities (open market purchase and sale within three months), and from trading options in our securities. Other than limited dispositions to the company to cover tax liabilities in connection with vestings, none of our present directors has sold any of our securities, including shares underlying equity awards, since January 2006.
Non-Independent Directors
Our non-independent directors, including Comverse designees and employee directors, do not currently receive any cash compensation for serving on the board of directors or any committee of the board of directors. These directors may receive grants of stock options or restricted stock for their service on the board of directors, in the discretion of the board of directors. None of the Comverse designated directors received an equity grant in the year ended January 31, 2010. Mr. Bodner has not been separately compensated for his service on the board of directors.
All directors (whether or not independent) are eligible to be reimbursed for their out-of-pocket expenses in attending meetings of the board of directors or board of directors committees.
Independent Directors
The board of directors is responsible for establishing independent director compensation arrangements based on recommendations from the compensation committee. These compensation arrangements are designed to provide competitive compensation necessary to attract and retain high quality independent directors. The compensation committee annually reviews the independent director compensation arrangements based on market studies or trends and from time to time engages an independent compensation consultant to prepare a customized peer group analysis. In recent years, the compensation committee and the board of directors have also placed special focus on the work load associated with the completion of our internal investigation, restatement, audits, and outstanding SEC filings in establishing independent director compensation arrangements.

Our independent directors currently receive both an annual cash retainer (paid quarterly) as well as per meeting fees for attendance of meetings of the board of directors and board of directors committees. Independent directors also receive an annual equity grant. As a result of the increased work load and time commitment associated with serving as a director during our extended filing delay period, during this period, we also introduced an annual fee for an independent director’s service as the board of directors or a committee chair, a special quarterly cash retainer (for the duration of our extended filing delay period which period ended in the quarter ended July 31, 2010), and a per diem fee for work done outside of board of directors and committee meetings.
The following table summarizes the compensation package for our independent directors for the year ended January 31, 2010.

Component of Compensation
Annual retainer (per annum)	$50,000
Board meeting fee	$1,500
Committee meeting fee	$750
Annual equity grant	5,000 shares of restricted stock (vesting annually for 12 months of service)
Special quarterly retainer (per quarter)	$10,000
Chairmanship fee (per annum)	Board	$25,000
	Audit	$20,000
	Compensation	$10,000
	Stock Option	$5,000
	Governance	$7,500
Per diem fee (for work outside meetings)	$2,500
Because the chairmanship of our board of directors, our compensation committee, and our corporate governance & nominating committee are presently held by Comverse-designated directors who do not, as noted above, receive any cash compensation for their service on our board of directors, these chairmanship fees are not currently being paid.
On March 19, 2009, the special quarterly retainer for Mr. Myers, chairman of the audit committee, was increased to $20,000 per quarter for the duration of our extended filing delay period (which period ended in the quarter ended July 31, 2010) in recognition of his special role and added responsibilities in overseeing the completion of our restatement and audits.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our executive officer compensation program and addresses how we made compensation decisions for the executive officers named below (the “named executive officers”) for the year ended January 31, 2010:
•	Dan Bodner, President and Chief Executive Officer and Corporate Officer
•	Douglas Robinson, Chief Financial Officer and Corporate Officer

•	Elan Moriah, President, Verint Witness Actionable Solutions and Verint Video Intelligence Solutions and Corporate Officer
•	Meir Sperling, President, Verint Communications Intelligence and Investigative Solutions and Corporate Officer
•	David Parcell, Managing Director, EMEA and Corporate Officer
•	Peter Fante, Chief Legal Officer, Chief Compliance Officer, Secretary, and Corporate Officer
We have included certain information in this “Compensation Discussion and Analysis” and this section generally for periods subsequent to January 31, 2010 that we believe may be useful for a more complete understanding of our compensation arrangements. While the focus of this discussion is on our compensation arrangements with our named executive officers (who are also referred to as “executive officers” or just “officers” below), in some cases we also provide information about compensation arrangements with our other executives or our employees generally where we believe it may be useful for providing context for our officer compensation arrangements.
Compensation Philosophy and Process
Philosophy and Objectives of Compensation Program
The primary objectives of our executive officer compensation programs are to:
•	attract and retain highly qualified and effective officers by providing a total compensation package that is competitive in the market in which we compete for talent;
•	incentivize our executive officers to execute on our operational and strategic goals and reward the successful achievement of such goals; and
•	align the interests of our officers with those of our stockholders.
Our executive officer compensation packages have historically been, and continue to be, comprised of a mix of base salary, annual cash bonus, and annual equity or equity-linked grant, plus limited perquisites. We believe this relatively simple mix of compensation elements allows us to successfully achieve the compensation objectives outlined above, however, the compensation committee periodically re-evaluates the company’s compensation philosophy, objectives, and tools. In recent years, due to our extended filing delay period, we have also made use of supplementary incentives in addition to our regular officer compensation packages.
We believe it is important that a significant portion of an officer’s compensation be “at-risk” by being tied to the performance of our business or our stock price. We believe this is addressed through the use of performance-based bonuses and performance-vested equity, wherein payment or vesting is directly dependent on performance, as well as through the use of equity-based compensation generally, such as stock options, restricted stock, or RSUs, whose value depends on our stock price. We believe that equity-based compensation that is subject to vesting based on continued employment is also an effective tool for retaining our officers, aligning their interests with those of our stockholders, and for building long-term commitment to the company.

Roles and Responsibilities
The compensation committee of the board of directors (the “compensation committee”) determines the base salaries and bonus structure for our executive officers. The compensation committee also establishes the performance goals that are used to determine how much of an officer’s annual target bonus is ultimately earned and evaluates the company’s and the officer’s performance against these goals in awarding actual bonus payments after the conclusion of the applicable performance period. The compensation committee is also responsible for overseeing our employee compensation programs generally, including our long-term incentive programs and any special compensation initiatives.
The stock option committee of the board of directors (the “stock option committee”), which is comprised solely of independent directors, is responsible for administering our equity compensation programs, including final approval of all equity grants, based on recommendations on size, scope, and structure from the compensation committee. The stock option committee has approved all equity grants to all personnel since our May 2002 IPO, except that equity grants to non-employee directors are approved by the full board of directors. Based on recommendations from the compensation committee, the stock option committee also establishes the performance goals that are used to determine how much of an officer’s performance-based equity award ultimately vests and evaluates the company’s and the officer’s performance against these goals in determining actual vesting levels after the conclusion of the applicable performance period.
Process Overview and Guidelines
In establishing the compensation package for our executive officers each year, the compensation committee reviews the various components and amounts of compensation being considered for each officer through the use of “tally sheets” or similar compensation summaries. The compensation committee, from time to time, engages a nationally recognized independent compensation consultant to prepare a peer group compensation “benchmarking” analysis for our officer compensation packages and to assist the compensation committee in structuring and evaluating proposed officer compensation packages or other executive compensation arrangements. The independent compensation consultant does not provide any other services to the company except advising the compensation committee on compensation for our officers, directors, or other personnel. Any advice provided with respect to non-officer or director personnel has been ancillary to officer compensation and has not exceeded $120,000 in fees and/or has been with respect to broad-based plans that do not discriminate in scope, terms, or operation in favor of our officers or directors and are available generally to all employees. The company pays the cost for the consultant’s services. With the compensation committee’s permission or at the compensation committee’s request, selected members of senior management generally work cooperatively with the compensation consultant in preparing proposals for officer compensation packages or other executive compensation arrangements for consideration by the compensation committee. The compensation consultant at all times remains independent of management, however, and forms its own views with respect to the recommendations it makes to the compensation committee. With the exception of his own package, the Chief Executive Officer also provides input to the compensation committee on each proposed executive officer compensation package. The compensation committee also meets in executive session (outside the presence of management) both with and without its independent compensation consultant and other advisors from time to time. The compensation committee is solely responsible for making final decisions on cash compensation for executive officers and the stock option committee is solely responsible for making final decisions on equity compensation for executive officers.

The composition of the peer group used for benchmarking analyses prepared by the compensation consultant is developed following discussions between the compensation committee, the compensation consultant, and members of senior management, and is reevaluated from year to year. The companies to be included in the peer group are selected from a sampling of publicly traded software and technology companies with annual revenues, market capitalizations, and/or enterprise values within a range above and below ours. In general, certain of our closest competitors do not fit within these parameters, either because they are much larger or much smaller than us, are privately held, or are foreign issuers who do not publicly file detailed compensation data.
For compensation for the year ended January 31, 2010, our compensation peer group consisted of:
•	McAfee Inc.,
•	Compuware Corporation,
•	THQ Inc.,
•	Sybase, Inc.,
•	Take-Two Interactive Software, Inc.,
•	Novell, Inc.,
•	FLIR Systems, Inc.,
•	Lawson Software, Inc.,
•	Salesforce.com, Inc.,
•	Quest Software, Inc., and
•	Nuance Communications, Inc.
Elements of compensation are considered by the compensation committee individually and in the aggregate. Based on the benchmarking analysis, the compensation committee initially uses a guideline of targeting cash compensation (salary and target bonus) at the median of our peer group for target performance and of targeting equity compensation at the 75th percentile of our peer group (based on dollar value) for target performance. We believe that targeting cash compensation at the median and equity compensation at the 75th percentile of our peer group ensures that we are well positioned to attract and retain the highest caliber of executive officer talent and properly incentivize our officers consistent with our compensation philosophy and objectives described above. The actual cash and equity target award levels for a given executive officer in a given year are not, however, determined solely based on these guidelines.
In establishing these actual cash and equity target award levels and the mix between cash compensation and equity compensation, the other factors considered by the compensation committee include:
•	the officer’s compensation for the previous year;
•	the officer’s performance in the previous year;
•	our performance in the previous year;
•	our growth from the previous year;
•	our outlook, budget, and cash forecast for the upcoming year;

•	the proposed packages for the other executive officers (internal pay equity);
•	the proposed merit increases, if any, being offered to our employees generally;
•	equity dilution and burn rates;
•	the value of previously awarded equity grants;
•	executive officer recruiting and retention considerations; and
•	compensation trends and competitive factors in the market for talent in which we compete.
We do not target a specific ratio of equity to cash.
Subject to the parameters of our compensation philosophy, the compensation committee believes that it is appropriate for our Chief Executive Officer to be compensated more highly from both a cash and an equity perspective than our other executive officers, and this approach has been supported by our peer group analyses. In establishing the relative compensation of the other executive officers, in addition to the factors above and peer group analyses, the compensation committee is especially mindful of internal pay equity and takes into account differences in the scope of each officer’s responsibilities.
For the reasons discussed below, in recent years, due to our extended filing delay period, we have placed increased emphasis on executive retention, particularly in sizing equity awards and in considering supplementary incentives in addition to our regular executive officer compensation packages. See “— Compensation and Awards During Our Extended Filing Delay Period” below.
Elements of Compensation
Base Salary
Base salaries for our executive officers are generally negotiated by us with the officer upon hiring based on prior compensation history, salary levels of our other executive officers, geographic location, and benchmarking data. Base salaries for our executive officers are subject to adjustment annually by the compensation committee as part of its regular compensation review process based on the benchmarking process and the other factors described above, as well as based on special achievements, promotions, and other facts and circumstances specific to the individual officer. For the year ended January 31, 2010, we did not increase base salaries for our executive officers due to the economic environment.
Annual Bonus
Each of our executive officers is eligible to receive an annual cash bonus. As with base salaries, target bonuses are established annually by the compensation committee as part of its regular compensation review process. In establishing target bonuses, in addition to the factors considered as part of the compensation review process generally, the compensation committee also considers the target bonus set forth in the executive officer’s employment agreement (if applicable), as well as special achievements, promotions, and other facts and circumstances specific to the individual officer.

Although an officer’s employment agreement may provide for a specified target bonus (a target bonus below which an officer may have “good reason” to resign under his employment agreement) and although the compensation committee establishes a bonus target for each officer annually, the actual bonus payment an officer receives is not guaranteed. Actual bonuses are paid based on company and officer performance, generally by reference to pre-defined performance goals established by the compensation committee as part of the regular compensation review process.
Performance goals are based on revenue, a measure of profitability, and a measure of cash generation. For the year ended January 31, 2010, the measure of profitability was operating income and the measure of cash generation was days sales outstanding (“DSO”). A portion of the bonus is also tied to the achievement of non-financial management business objectives (“MBOs”) approved by the compensation committee. The compensation committee uses the same budget prepared by management and approved by our board of directors for operating our business in establishing corresponding quantitative financial goals for executive officer bonuses. This operating budget is prepared annually through a highly detailed, bottom-up process involving dozens of employees around the world from each of our three operating segments and represents a consensus view from the organization on the performance we can drive from our business. In building the budget, we also analyze our transaction pipeline, speak with customers and partners, and consider projected industry growth rates from analysts and other third-party sources. We believe that using the same budget for operating the business and for establishing annual compensation performance goals helps to maximize the alignment between the interests of our executive officers and our stockholders. For executive officers with responsibility for a specific operating unit, unit revenue and unit profitability goals (contribution margin) are also incorporated into the officer’s performance goals. For the year ended January 31, 2010, the compensation committee set the performance goal levels for revenue and profitability above the corresponding budget levels in order to drive performance in excess of budget in a challenging economic environment.

Because our operating budget is an internal tool primarily designed to assist management and the board of directors in understanding and managing the operations of the business, it uses measures of revenue and operating income that are different from their GAAP counterparts. As a result, because the compensation committee establishes the compensation performance goals using this same budget, these performance goals are also different from their GAAP counterparts and may also be calculated differently from the non-GAAP metrics that we may disclose publicly from time to time. For example, our internal budget targets, and therefore our performance goals, may exclude the effect of acquisitions that occur during the year. The following table summarizes the differences between our reported GAAP revenue and GAAP operating income and the corresponding measures used for our operating budget and our compensation performance goals, subject to any additional adjustments the compensation committee may deem appropriate in a particular period:

Budget / Performance
Goal Metric	Differences from Corresponding GAAP Metric
Revenue
GAAP revenue excluding the impact of certain extraordinary business transactions and fair value adjustments relating to future support obligations under acquired contracts which would otherwise have been recognized on a stand-alone basis, as well as adjustments for sales concessions related to accounts receivable balances that existed prior to the date of an acquisition.

Operating income
GAAP operating income, adjusted for revenue as described above, and adjustments related to acquisitions including amortization of acquisition-related intangible assets, integration costs, acquisition-related write-downs, in-process research and development, impairment of goodwill and intangible assets, and special legal costs and settlement income, as well adjustments for stock-based compensation, expenses related to our restatement and extended filing delay, and certain other non-cash or non-recurring charges, including restructuring costs.

The financial performance goals established by the compensation committee generally come in the form of a range, wherein the officer may achieve a percentage of his target bonus (generally 50-75%) at the low end of the performance range (or threshold), 100% of his target bonus towards the middle of the performance range (target performance), and up to 200% of his target bonus at the high end of the performance range. Below threshold, the officer is not entitled to any bonus (for that goal). For performance that falls between points on the range, the bonus payout is calculated on a linear basis between those points. The compensation committee’s objective in establishing a range is to incentivize our officers to overachieve, while at the same time providing for a target performance number that can reasonably be achieved and lesser levels of reward for performance that approaches but does not achieve target performance. As a result, while the compensation committee takes into account the probability of achieving different levels of performance in establishing the threshold, target, and maximum for each performance goal and attempts to set the target at a level the compensation committee believes requires strong performance on the part of the officer, the compensation committee does not specifically attempt to identify a point in the range where it is as likely that the officer will fail to achieve the goal as it is that he will achieve the goal. Similarly, any MBO goals incorporated into an officer’s bonus plan are designed to require strong performance on the part of the officer, but are not intended to be so difficult to achieve that it is more likely than not that the officer will be unable to reach the goal.
For the year ended January 31, 2010, the independent members of the compensation committee established a maximum bonus pool for the executive officers equal to 3% of our budgeted non-GAAP operating income for the year ended January 31, 2010, which pool was then allocated among the executive officers on a percentage basis. The compensation committee also established target bonuses (below the amounts expected to result from the percentage allocations of the pool) and retained discretion to reduce the percentage allocations of the pool to or below these target bonus amounts based on, among other things, the level of achievement of the performance goals adopted by the compensation committee or the occurrence of extraordinary events, provided that any such adjustments (a) are consistent with and subject to the requirements set forth in Section 162(m) of the Internal Revenue Code and (b) do not result in an actual bonus payout that is less than 80% of the amount such executive officer would receive, if any, if bonuses were based solely on the financial performance goals (i.e., excluding for this purpose the MBO goal).

In establishing target bonuses for the executive officers other than Mr. Bodner, the compensation committee elected to set the target bonus for Messrs. Robinson and Moriah at approximately 60% of base salary and the target bonus for Messrs. Sperling, Parcell, and Fante at 40-50% of base salary. These percentages of base salary were based on the bonus target specified by the officer’s employment agreement (if applicable) and the regular compensation review process, including the committee’s review of benchmarking data provided by its independent compensation consultant. Mr. Bodner’s target bonus was also based on benchmarking data provided by the compensation committee’s independent compensation consultant as part of the regular compensation review process, but was not tied directly to his base salary. For the year ended January 31, 2010, we did not increase target bonuses for our executive officers due to the economic environment.
Annual Bonuses for the Year Ended January 31, 2010
The following summarizes the specific approach taken by the compensation committee for establishing annual bonuses for each executive officer the year ended January 31, 2010. Consistent with the terms of the officer bonus plans described above and taking into account the company’s circumstances during the performance period, in setting the bonus payouts for the year ended January 31, 2010, the compensation committee accepted management’s recommendation to reduce the bonus levels for each of Messrs. Bodner, Robinson, Moriah, and Fante from the amounts resulting from the formulaic plan calculation to amounts that management and the compensation committee believed more accurately reflected the performance achieved against the established performance goals. The compensation committee also approved management’s recommendation to authorize management to use the amount of this reduction to augment the bonuses for selected high performing employees below the officer level.

			Target Bonus				Calculated
		Max %	% of			Calculated	Payout Amount	Actual
		Bonus	Bonus		Calculated Achievement Against	Payout	(Prior to	Payout
Name	Description of Bonus Plan	Pool	Pool	$	Performance Goals	Percentage	Adjustments)	Amount(1)
Bodner	Bonus based 40% on company revenue,	41.39%	12.5%	$600,000	Company revenue: 104.2%	136.0%	$897,150	$780,072
	40% on company operating income,				Company operating income: 126.5%	182.8%
	10% on DSO, and 10% on MBOs.				DSO: 111%	140.0%
					MBO: 80%	80.0%
Robinson	Bonus based 40% on company revenue,	14.65%	4.4%	$212,400	Company revenue: 104.2%	136.0%	$317,591	$276,145
	40% on company operating income,				Company operating income: 126.5%	182.8%
	10% on DSO, and 10% on MBOs.				DSO: 111%	140.0%
					MBO: 80%	80.0%
Moriah	Bonus based 40% on company revenue,	14.65%	4.4%	$212,400	Company revenue: 104.2%	136.0%	$321,839	$276,170
	40% on company operating income,				Company operating income: 126.5%	182.8%
	10% on DSO, and 10% on MBOs.				DSO: 111%	140.0%
					MBO: 100%	100.0%
Sperling	Bonus based 20% on company revenue,	10.34%	3.1%	$149,736	Company revenue: 104.2%	136.0%	$217,391	$217,391
	20% on company operating income,				Company operating income: 126.5%	182.8%
	20% on unit revenue, 20% on unit				Unit revenue: 100.7%	102.6%
	contribution margin (relating to the unit				Unit contribution margin: 108.4%	111.8%
	for which Mr. Sperling was				DSO: 111%	140.0%
	responsible), 10% on DSO, and 10% on MBOs.				MBO: 100%	100.0%
Parcell	Bonus based 20% on company revenue,	7.76%	2.3%	$112,472	Company revenue: 104.2%	136.0%	$159,280	$159,280
	20% on company operating income,				Company operating income: 126.5%	182.8%
	20% on unit revenue, 20% on unit				Unit revenue: 101.1%	104.5%
	contribution margin (relating to the unit				Unit contribution margin: 85.2%	83.2%
	for which Mr. Parcell was responsible),				DSO: 111%	140.0%
	10% on DSO, and 10% on MBOs.				MBO: 80%	80.0%
Fante	Bonus based 40% on company revenue,	11.21%	3.4%	$162,500	Company revenue: 104.2%	136.0%	$246,228	$211,288
	40% on company operating income,				Company operating income: 126.5%	182.8%
	10% on DSO, and 10% on MBOs.				DSO: 111%	140.0%
					MBO: 100%	100.0%

(1)	As described above, the amounts in this column reflect the amounts determined by the compensation committee after discretionary adjustments. The payout amounts for Messrs. Parcell and Sperling also reflect the impact of applicable exchange rates on the payment dates.

Performance vs. Calculated Payout Matrices
(except as noted below, applies to each officer on a goal by goal basis based on the officer’s individualized bonus plan per the table above)

Percentage of Company Revenue Goal Achieved	Payout Percentage (for goal)
Less than 80%	0%
80%	50%
88%	70%
91%	80%
97%	90%
100%	100%
103%	125%
106%	150%
109% or more	200%

Percentage of Company Operating Income Goal Achieved	Payout Percentage (for goal)
Less than 32%	0%
32%	50%
60%	70%
70%	80%
90%	90%
100%	100%
110%	125%
120%	150%
130% or more	200%

Percentage of DSO Goal Achieved	Payout Percentage (for goal)
Less than 80%	0%
80%	50%
87%	75%
100%	100%
107%	125%
113%	150%
120% or more	200%

Sperling: Percentage of Unit Revenue Goal Achieved	Payout Percentage (for goal)
Less than 77%	0%
77%	50%
83%	70%
90%	80%
97%	90%
100%	100%
107%	125%
112%	150%
117% or more	200%

Performance vs. Calculated Payout Matrices
(except as noted below, applies to each officer on a goal by goal basis based on the officer’s individualized bonus plan per the table above)

Sperling: Percentage of Unit Contribution Margin Goal Achieved	Payout Percentage (for goal)
Less than 38%	0%
38%	50%
55%	70%
73%	80%
91%	90%
100%	100%
118%	125%
132%	150%
145% or more	200%

Parcell: Percentage of Unit Revenue Goal Achieved	Payout Percentage (for goal)
Less than 78%	0%
78%	50%
83%	70%
90%	80%
97%	90%
100%	100%
106%	125%
112%	150%
118% or more	200%

Parcell: Percentage of Unit Contribution Margin Goal Achieved	Payout Percentage (for goal)
Less than 56%	0%
56%	50%
67%	70%
81%	80%
94%	90%
100%	100%
112%	125%
124%	150%
135% or more	200%
Equity Awards
Each of our executive officers is eligible to receive an annual equity award. Equity awards for executive officers are normally made as part of our regular annual equity grant to employees. Annual equity awards are established by the stock option committee based on recommended award levels resulting from the compensation committee’s regular compensation review process. In establishing each officer’s recommended annual equity award, in addition to the factors considered as part of the compensation review process generally, the compensation committee places special focus on internal pay equity among the executive officers.
Where possible, the board of directors (or the compensation committee or stock option committee) endeavors to establish the grant date well in advance of the grant and to schedule vesting dates to occur at a time when we would not normally be in a quarterly trading blackout (to reduce the chances that vesting-related tax events occur during blackout periods). Apart from seeking to grant or schedule vesting dates outside of blackout periods, we do not time our grants by reference to the release of earnings or other material information.

Prior to the year ended January 31, 2006, our preferred form of equity award was stock options. In recent years, we have moved to restricted stock and subsequently to RSUs as the preferred form of award. This move from stock options to restricted stock and RSUs resulted from a desire to decrease equity compensation expense under applicable accounting standards and to improve the retentive effect and perceived value of our equity awards, and was also informed by dilution considerations. The compensation committee periodically reviews the elements of compensation it uses, however, and we may in the future incorporate stock options as a component of our compensation packages for executive officers or others. To the extent that stock options are used, the exercise price of such options is always the closing price of our stock on the date of board of directors or stock option committee approval.
Since the beginning of the year ended January 31, 2008, annual equity awards for our executive officers have been divided evenly between time-vested awards and performance-vested awards. We moved to this 50-50 mix in order to further align officer incentives with company performance and put a greater proportion of our officer’s compensation “at risk”. Our current practice for time-based equity awards for officers is equal vesting over a three-year period. Performance-based equity awards to date have been comprised of three separate vesting periods corresponding to three separate performance periods, each concluding at the end of a fiscal year, though in some cases, the performance period has been less than 12 months in duration. The stock option committee sets the performance goal for each such performance period following the beginning of the performance period. We believe that waiting until the beginning of the applicable performance period to set the performance goal for that period allows greater precision in tailoring the incentive and retentive effect of these awards than would setting the goals for all periods at the time of grant.
The performance goal for each such performance period is revenue. The stock option committee establishes the revenue goal for each performance period based on a recommendation from the compensation committee. In making this recommendation, the compensation committee uses the same budget prepared by management and approved by our board of directors for operating our business. As described above in the discussion of annual bonuses, we believe that using the same budget for operating the business and for establishing annual compensation performance goals helps to maximize the alignment between the interests of our executive officers and our stockholders. As described above with respect to our annual bonus plans, because our revenue performance goals come from our annual operating budget, they are expressed on a non-GAAP basis. See “— Elements of Compensation — Annual Bonus” above for more information.
The revenue performance goal established by the stock option committee generally comes in the form of a range, wherein the officer may earn a portion of the award for the applicable performance period (generally ranging from 50-75%) at the low end of the performance range (or threshold) and 100% of the award at target performance. The stock option committee may also provide for the opportunity to earn in excess of 100% of the target award in the event actual performance exceeds target performance. For the year ended January 31, 2010, the stock option committee provided for such an opportunity for the new awards approved on March 4, 2009 and May 20, 2009. Performance awards granted in prior years did not provide for such an opportunity to overachieve. For performance that falls between points on the range, the amount earned is calculated on a linear basis between those points.

As with the compensation committee’s approach for annual bonuses, the stock option committee’s objective in establishing (after considering the compensation committee’s recommendation with respect to equity-based awards) a range for the performance goal is to incentivize our officers to overachieve (for awards which provide for an overachievement opportunity), while at the same time providing for a target performance number that can reasonably be achieved and lesser levels of reward for performance that approaches but does not achieve target performance. As a result, while the stock option committee takes into account the probability of achieving different levels of performance in establishing the threshold, target, and, if applicable, maximum performance levels of the range and attempts to set the target performance number at a level the stock option committee believes requires strong performance on the part of the officer, the stock option committee does not specifically attempt to identify a point in the range where it is as likely that the officer will fail to achieve the goal as it is that he will achieve the goal.
The following summarizes the performance versus payout matrices established by the stock option committee for the performance period ended January 31, 2010:

Performance vs. Payout Matrix (for awards approved July 2, 2007)
Percentage of Eligible Performance
Percentage of Revenue Goal Achieved	Shares Earned for Period
Less than 82%	0%
82%	50%
100% or more	100%

Performance vs. Payout Matrix (for awards approved May 28, 2008)
Percentage of Eligible Performance
Percentage of Revenue Goal Achieved	Shares Earned for Period
Less than 82%	0%
82%	50%
100% or more	100%

Performance vs. Payout Matrix (for awards approved March 4, 2009 or May 20, 2009)
Percentage of Eligible Performance
Percentage of Revenue Goal Achieved	Shares Earned for Period
Less than 82%	0%
82%	50%
100%	100%
112% or more	200%
The stock option committee determines the amount earned by each officer under his outstanding performance equity awards after year-end following the finalization of results for the applicable performance period.
For the year ended January 31, 2010, the stock option committee determined that 107.4% of the revenue goal had been achieved for the performance period, resulting in the officers earning 100% of the performance shares eligible to be earned in such performance period under the third tranche of the July 2, 2007 awards, 100% of the performance shares eligible to be earned in such performance period under the second tranche of the May 28, 2008 awards, and 161.6% of the performance shares eligible to be earned in such performance period under the first tranche of the March 4, 2009 and May 20, 2009 awards.

Although we do not presently have any stock ownership guidelines in place for our officers or directors, we are presently developing such guidelines in consultation with the compensation committee’s independent compensation consultant and other advisors. Our insider trading policy prohibits all personnel (including officers and directors) from short selling in our securities, from short-term trades in our securities (open market purchase and sale within three months), and from trading options in our securities. Other than limited dispositions to the company to cover tax liabilities in connection with vestings, none of our current executive officers has sold any of our securities, including shares underlying equity awards, since January 2006.
Other Pay Elements
Except as described in the next section with respect to our extended filing delay period, we do not currently make use of other equity or cash based long-term incentive compensation arrangements, defined-benefit plans, or deferred compensation plans. We provide a limited amount of perquisites to our executive officers, which vary from officer to officer and region to region and include use of a company car or an annual car allowance, fuel reimbursement allowance, an annual allowance for professional legal, tax, or financial advice, certain statutory payments, payments for accrued vacation days (prior to separation from service), and supplemental company-paid life insurance. Executive officers in the United States also receive the same partial match of their 401(k) contributions as all other U.S. employees. Executive officers in the United Kingdom receive company contributions to a retirement fund on the same basis as other U.K. employees. Executive officers in Israel receive company contributions to a retirement fund, a severance fund, and a continuing education fund, in each case, on the same basis as other Israeli employees. Executive officers receive the same health insurance and company-paid group life and disability insurance offered to all other employees in the country in which the executive officer is employed.
Employment Agreements
As of the date of this proxy statement, each of our executive officers other than Mr. Sperling is party to a formal employment agreement with us. Mr. Sperling has a customary offer letter from us and a letter agreement regarding the release of his severance, retirement, and disability insurance funds in the event of a termination event, but does not currently have a formal employment agreement. Mr. Bodner’s employment agreement was signed on February 23, 2010, so he was not party to an agreement with us during the period covered by this section.

The following table summarizes the dates that each formal employment agreement or material amendment was signed:

Name	Date of Employment Agreement or Material Amendment
Bodner	• Employment agreement signed on February 23, 2010

Robinson	• Employment agreement signed on August 14, 2006

Moriah	• Initial employment agreement signed on September 18, 2007
• Amended and restated agreement signed on October 29, 2009

Sperling	• No formal employment agreement as of the filing date of this report

Parcell	• Initial employment agreement signed on April 16, 2001
• Supplemental employment agreement signed on June 13, 2008

Fante	• Initial employment agreement signed on September 18, 2007
• Amended and restated agreement signed on November 10, 2009
Mr. Parcell’s original employment agreement was signed in 2001 in accordance with our local U.K. practice of entering into employment agreements with all U.K. employees. The other officer employment agreements were put in place following the negotiation of our first formal executive employment agreement in connection with the recruiting of Mr. Robinson as our new Chief Financial Officer. This process of entering into formal employment agreements with our executive officers has progressed iteratively and at different rates with each of our officers. We are currently in discussions regarding a formal employment agreement with Mr. Sperling and amended employment agreements with Mr. Robinson and Mr. Parcell. All of the employments agreements and amended agreements entered into with our officers since 2006 have been designed in consultation with the compensation committee’s independent compensation consultant at such time.
The terms and conditions of each of the executive officer employment agreements are discussed in greater detail below under “— Executive Officer Severance Benefits and Change in Control Provisions”, but in general, the employment agreements entered into with Messrs. Robinson, Fante, and Moriah during 2006 and 2007, and the supplemental employment agreement entered into with Mr. Parcell in 2008, provided for 12 months (inclusive of any notice period required by the officer’s existing employment agreement) of severance and certain other continued benefits in the event of an involuntary termination, as well as acceleration of unvested equity in the event of an involuntary termination in connection with a change in control. Mr. Robinson’s agreement provides for acceleration of unvested equity in connection with a change in control whether or not his employment was terminated. The new employment agreements or amended agreements entered into beginning in 2009 as part of the compensation committee review of executive compensation arrangements during 2008 and 2009 described below provide, among other things, for greater amounts of severance in the event of an involuntary termination in connection with a change in control as well as excise tax gross-ups for our U.S.-based executive officers.

Clawback Policy
Each of our executive officers who is party to an employment agreement with us is subject to a clawback provision which allows us to recoup from the officer, or cancel, all or a portion of the officer’s incentive compensation (including bonuses and equity awards) for a particular year if we are required to restate our financial statements for that year due to material noncompliance with any financial reporting requirement under the securities laws as a result of the officer’s misconduct. The clawback applies from and after the year in which the employment agreement was first signed to awards made during the term of the agreement. The amount to be recovered or forfeited is the amount by which the incentive compensation in the year in question exceeded the amount that would have been awarded had the financial statements originally been filed as restated.
Compensation and Awards During Our Extended Filing Delay Period
Introduction
Due to the protracted length of our extended filing delay period, we placed special emphasis on retention in our compensation philosophy during the last several years. As noted above, this has impacted the sizing of executive officer and other key employee equity awards, and has also included the use of special retention awards and bonuses, as well as modification of existing awards to improve their retentive effect, and ensuring that executive compensation packages are at market levels and contain market terms and conditions.
Due to our restatement and lack of audited financial statements during our extended filing delay period, for compensation for the year ended January 31, 2010, performance goals for cash bonuses and for performance-based equity, and corresponding year-end payout and vesting calculations, were based on preliminary, unaudited financial metrics and results. As a result, in addition to the regular discretion retained by the compensation committee in awarding annual bonuses, these performance goals and/or these year-end payouts and vesting calculations have been subject to equitable adjustment by the compensation committee or the stock option committee, as applicable, in connection with their regular annual determination of whether performance goals have been achieved, to take into account changes resulting from our revenue recognition review and other accounting adjustments unrelated to our operations. The compensation and stock option committees reserved the right to make such equitable adjustments to ensure that neither the company nor the officers unfairly benefited or were unfairly penalized by changes to our financial performance metrics resulting solely from changes to our accounting methodology.
Granting of Equity Awards
As a result of our inability to file required SEC reports during our extended filing delay period, we ceased using our Registration Statement on Form S-8 to make equity grants to employees during such period. As a result, on March 27, 2006, we suspended option exercises under our equity incentive plans and terminated purchases under our employee stock purchase plan for all employees, including executive officers. In addition, we did not make any equity awards to employees, including executive officers, during the year ended January 31, 2007. Our board of directors did not believe it was appropriate to make equity grants to executive officers under an exemption from registration at a time when grants could not be made to other employees. In connection with our suspension of option exercises, on March 27, 2006, the stock option committee also adopted a resolution generally extending the exercise period of our stock options for employees, including executive officers, whose employment is terminated during our extended filing delay period until the 30th day following the date the board of directors determines we have become compliant with our SEC filing obligations (subject, however, to the original term of such stock options).

On May 24, 2007, we received a no-action letter from the SEC upon which we relied to make a broad-based equity grant to employees under a no-sale theory. The stock option committee approved this grant approximately 30 days later on July 2, 2007. On this same date, the board of directors and the stock option committee also approved an equity grant to our directors, executive officers, and certain other executives who were accredited investors in reliance upon a private placement exemption from the federal securities laws. In addition to a regular annual equity award, the July 2, 2007 equity award to our executive officers also included a special time-vested retention grant (the “2007 retention grants”). This special time-vested retention grant corresponded to special cash-based retention bonuses for certain key employees awarded during 2007 which the compensation committee deemed necessary to help retain these key employees during our extended filing delay period (the “2007 retention bonuses”). Other than Mr. Parcell, who was not an executive officer in the year ended January 31, 2007 and who received his 2007 retention award part in cash and part in stock, none of our executive officers received a 2007 retention bonus. These 2007 special retention programs were designed in consultation with the compensation committee’s independent compensation consultant.
We continued to rely on our no-action relief to make broad-based equity grants during our extended filing delay period, while simultaneously making annual grants to our executive officers and directors under a private placement exemption. We believe that these continued broad-based equity awards were an important part of our retention initiatives and also helped to incentivize participants and to build long-term commitment and goodwill to the company.
Modification of Equity Awards
Other than awards to our independent directors, all of the equity awards granted in the years ended January 31, 2008 and January 31, 2009 (including the 2007 retention grants awarded to the executive officers) were made subject to special “compliance” vesting conditions which overrode the regular time-vesting or performance-vesting schedule of the awards. These compliance vesting conditions required that we be both current with our SEC filings and that our common stock be re-listed on NASDAQ or another nationally recognized exchange for the awards to vest. The 2008 awards also required that we have received stockholder approval of a new equity compensation plan or have additional share capacity under an existing stockholder-approved equity compensation plan for the 2008 awards to vest. If any of these compliance vesting conditions were not satisfied on the date the awards would otherwise vest, the portion of the award that would otherwise vest would remain unvested until such time as all of the applicable compliance vesting conditions were satisfied, except that awards granted to non-officers in 2008 vested and settled in cash if the compliance vesting conditions were not satisfied on the award’s vesting date. This feature was included in the 2008 awards to non-officer employees as part of our retention initiative in lieu of a 2008 retention bonus program.
Following the payment of the 2007 retention bonuses in mid-2007 and early 2008 to certain key employees (other than executive officers, except, as noted above, for Mr. Parcell) and the cash settlement of the first half of the 2008 equity awards for employees (other than executive officers) in April 2009, the compensation and stock option committees concluded that, in light of these cash payments to other employees, the inability of the executive officers to derive any present value from their outstanding equity awards (as a result of our extended filing delay period at the time), and continued officer retention concerns on the part of senior management at the time, the officers (a) should be permitted to vest into the portions of their outstanding equity awards that would otherwise have vested but for the compliance vesting conditions and (b) to the extent feasible, should not be subject to compliance vesting conditions under future equity awards. The compensation and stock option committees believed that this approach of removing the risk of loss on the “earned” portions of these awards was important in ensuring that the officers were not being treated unfairly vis-à-vis other grantees and was preferable to paying a portion of these awards in cash as we did for other grantees. As a result, the compensation and stock option committees authorized us to enter into amendments with each of the executive officers to remove the compliance vesting conditions from their 2007 and 2008 equity awards, thereby permitting these awards to vest on their original schedule. As of the date of this proxy statement, we have finalized all of these amendments except for Mr. Parcell’s which was ultimately not signed due to local tax considerations; however, as of the date of this proxy statement, all of the compliance conditions in Mr. Parcell’s 2007 and 2008 equity awards have been satisfied. In addition, the 2009 annual equity awards to our executive officers approved on March 4, 2009 and May 20, 2009 (unlike the grants made to other employees) did not contain these compliance vesting conditions, however, our most recent officer grant, approved on March 17, 2010, did contain a plan capacity vesting condition due to plan capacity limitations at such time.

Review of Executive Compensation Arrangements
Over the course of the second half of 2008 and throughout 2009, the compensation committee, in consultation with its independent compensation consultant and other advisors, undertook a review of the employment terms of our senior management, including our executive officers, to ensure that these arrangements were at market levels and contained market terms and conditions. This review was motivated both by a desire to continue to improve executive retention during our extended filing delay period as well as by a desire to remain competitive from a compensation perspective generally. As a result of this process, we have entered into, or are currently in discussions regarding, new or amended employment agreements with each of our executive officers to provide, among other things, for enhanced severance benefits in the event of a termination in connection with a corporate transaction. A more detailed discussion of these updated arrangements is provided under “— Executive Officer Severance Benefits and Change in Control Provisions” below. In addition to the goals of enhancing executive officer retention and bringing the terms of our executive employment arrangements up to market generally, the compensation committee also believed that it was in our best interest to provide appropriate change in control protections to our executive officers so they would not be distracted by personal considerations in the event of a business combination transaction that may be beneficial to our stockholders but may result in the loss of the officer’s position.
2009 Retention Awards
In 2009, we entered into retention award letter agreements with each of our executive officers other than Mr. Bodner which provide for the payment of cash bonuses over a two-year period ending in April 2011 (the “2009 retention bonuses”). At Mr. Bodner’s request, the compensation committee did not approve a 2009 retention bonus for him. As with the 2007 retention programs, the 2009 retention bonus program was designed in consultation with the compensation committee’s independent compensation consultant.

Tax Implications
To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee has not adopted a policy that all compensation must be deductible under Section 162(m) of the Internal Revenue Code, however, we attempt to satisfy the requirements for deductibility under Section 162(m) wherever possible.
Compensation Committee Report
The compensation committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management. Based on its review and discussions with management regarding such section of this proxy statement, the compensation committee recommended to the board of directors that the “Compensation Discussion and Analysis” section be included in this proxy statement.

Compensation Committee:

Andre Dahan, Chairman Victor DeMarines Kenneth Minihan Shefali Shah
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation Programs and Risk
In connection with the preparation of our Annual Report on Form 10-K for the year ended January 31, 2010, we reviewed our compensation policies and practices. In light of this review, we believe that our compensation policies and practices are comparable to those used by similarly situated companies in our industry and the companies with which we compete for talent and are reasonably calculated to incentivize performance without encouraging unreasonable risk taking. Subject to regional differences, we attempt to structure our compensation policies and practices that are based on performance goals uniformly across the company, using quarterly or annual targets that are based on company performance or unit performance and/or sales commissions. Our commission plans contain provisions allowing us to reduce, withhold, or offset commissions for transactions that do not meet specified minimum requirements, even after the commission has been paid. We have also adopted quarter-end guidelines to help ensure that sales transactions are handled in a consistent and ethical manner at the end of each reporting period. In addition, as noted in the “Compensation Discussion and Analysis” above, our officer bonus and performance equity programs are subject to annual maximum payouts and our officer and other executive employment agreements contain clawback provisions.

Executive Compensation Tables
Summary Compensation Table
The following table lists the annual compensation of our named executive officers for the three years ended January 31, 2010.

	Year
	Ended							Non-Equity
	January					Stock	Option	Incentive Plan		All Other
Name and Principal Position	31,	Salary		Bonus		Awards	Awards	Compensation		Compensation		Total
		($)		($)(1)		($)(2)	($)(2)	($)(3)		($)(4)		($)
Dan Bodner — President and	2010	600,000		—		601,620	—	780,072		41,818		2,023,510
Chief Executive Officer	2009	600,000		—		1,509,436	—	584,230		41,090		2,734,756
and Corporate Officer	2008	506,800		—		3,273,398	—	506,616		36,412		4,323,226
Douglas Robinson — Chief	2010	354,000		—		218,942	—	276,145		14,000		863,087
Financial Officer and	2009	354,000		—		754,531	—	206,818		24,000		1,339,349
Corporate Officer	2008	340,000		—		1,959,597	—	238,298		24,000		2,561,895
Elan Moriah — President,	2010	354,000		—		217,129	—	276,170		12,687		859,986
Verint Witness Actionable	2009	354,000		—		742,832	—	206,818		14,644		1,318,294
Solutions and Verint Video Intelligence Solutions and Corporate Officer	2008	340,000		—		1,285,086	—	213,650		11,969		1,850,705
Meir Sperling — President,	2010	317,528	(5)	—		460,590	—	217,391	(5)	82,360		1,077,869
Verint Communications	2009	345,899		—		669,475	—	205,040		97,030		1,317,444
Intelligence and Investigative Solutions and Corporate Officer	2008	277,601		—		1,254,316	—	245,586		93,388		1,870,891
David Parcell — Managing	2010	306,520	(6)	—		191,254	—	159,280	(6)	57,058		714,112
Director, EMEA and	2009	348,695		102,823	(7)	648,974	—	81,148		51,620		1,233,260
Corporate Officer	2008	376,470		67,413		560,116	—	146,356		52,188		1,202,543
Peter Fante — Chief Legal	2010	325,000		—		188,194	—	211,288		18,250		742,732
Officer, Chief Compliance	2009	325,000		—		629,219	—	158,229		14,000		1,126,448
Officer, Secretary and Corporate Officer	2008	292,500		25,590		989,631	—	139,410		48,672	(8)	1,495,803

(1)	Includes annual bonuses paid based on general performance reviews by the compensation committee not tied to pre-defined performance goals or other special bonuses.

(2)	Reflects the aggregate grant date fair value of stock or option awards, as applicable, approved for the executive officer in the applicable fiscal year computed in accordance with applicable accounting standards. For performance-based awards, the value shown in the table is based on the achievement of the target level (or probable level) of performance. See the table below entitled “Maximum Grant Date Value of Performance Awards” for the aggregate grant date fair value of these performance awards assuming the highest level of performance had been achieved. The grant date fair value of our annual equity awards has fluctuated significantly from year to year based on significant volatility in our stock price during our extended filing delay period, particularly with respect to the awards made in the year ended January 31, 2010. As noted in the “Compensation Discussion and Analysis”, in the year ended January 31, 2008, in addition to a regular annual equity grant, each officer also received a retention equity award. Mr. Robinson also received a one-time welcome grant in that year.

(3)	Amount represents performance-based annual cash bonuses tied to pre-defined performance goals.

(4)	See the table below for additional information on “All Other Compensation” amounts for the year ended January 31, 2010. “All Other Compensation” does not include premiums for group life, health, or disability insurance that is available generally to all salaried employees in the country in which the executive officer is employed and do not discriminate in scope, terms, or operation in favor of our executive officers or directors.

(5)	Mr. Sperling received a salary of NIS 1,238,892 per annum ($317,528 based on the average exchange rate from February 1, 2009 through January 31, 2010 of NIS 1=$0.2563) and a performance-based bonus of NIS 808,447 ($217,391 based on the May 2, 2010 exchange rate of NIS 1=$0.2689).

(6)	Mr. Parcell received a salary of £194,000 per annum ($306,520 based on the average exchange rate from February 1, 2009 through January 31, 2010 of £1= $1.5800), a performance-based bonus of £98,650 ($159,280) paid in installments based on the average exchange rate from May 31, 2009 through March 31, 2010 of £1= $1.6146).

(7)	For the year ended January 31, 2009, Mr. Parcell received a discretionary bonus of $30,000 and £36,850 ($72,823 based on the May 31, 2008 exchange rate of £1=$1.9762) representing the second half of his 2007 cash retention bonus, which was earned and paid in 2008.

(8)	Includes a one-time relocation allowance of $30,000 for Mr. Fante.

Maximum Grant Date Value of Performance Awards
The following table sets forth the aggregate grant date fair value of the performance awards made to our executive officers during the years ended January 31, 2010, 2009, and 2008 assuming the highest level of performance had been achieved. Fair value is calculated based on the closing price of our common stock on the accounting grant date, which is not always the same as the date the stock option committee approved the grant, and award tranches are also grouped by accounting grant date. The accounting grant date is generally the date on which the performance goal for the applicable award tranche has been both established and communicated.

				Fair Value on Date
	Date of Committee	Accounting	Maximum	of Commitee
Name	Approval of Grant	Grant Date	Possible Shares	Approval
Dan Bodner	3/4/2009 (1st tranche)	3/18/2009	62,500	$212,500
	5/28/2008 (2nd tranche)	3/18/2009	12,500	$42,500
	7/2/2007 (3rd tranche)	3/18/2009	18,767	$63,808

		Total YE 1/31/2010	93,767	$318,808

	5/28/2008 (1st tranche)	5/28/2008	12,500	$274,375
	7/2/2007 (2nd tranche)	5/28/2008	18,767	$411,936

		Total YE 1/31/2009	31,267	$686,311

	7/2/2007 (1st tranche)	1/31/2008	18,766	$347,171

		Total YE 1/31/2008	18,766	$347,171

Douglas Robinson	3/4/2009 (1st tranche)	3/18/2009	22,556	$76,691
	5/28/2008 (2nd tranche)	3/18/2009	7,518	$25,561
	7/2/2007 (3rd tranche)	3/18/2009	4,300	$14,620

		Total YE 1/31/2010	34,374	$116,872

	5/28/2008 (1st tranche)	5/28/2008	7,518	$165,020
	7/2/2007 (2nd tranche)	5/28/2008	4,300	$94,385

		Total YE 1/31/2009	11,818	$259,405

	7/2/2007 (1st tranche)	1/31/2008	4,300	$79,550

		Total YE 1/31/2008	4,300	$79,550

				Fair Value on Date
	Date of Committee	Accounting	Maximum	of Commitee
Name	Approval of Grant	Grant Date	Possible Shares	Approval
Elan Moriah	3/4/2009 (1st tranche)	3/18/2009	22,556	$76,690
	5/28/2008 (2nd tranche)	3/18/2009	7,518	$25,561
	7/2/2007 (3rd tranche)	3/18/2009	3,767	$12,808

		Total YE 1/31/2010	33,841	$115,059

	5/28/2008 (1st tranche)	5/28/2008	7,518	$165,020
	7/2/2007 (2nd tranche)	5/28/2008	3,767	$82,686

		Total YE 1/31/2009	11,285	$247,706

	7/2/2007 (1st tranche)	1/31/2008	3,766	$69,671

		Total YE 1/31/2008	3,766	$69,671

Meir Sperling	5/20/2009 (1st tranche)	6/20/2009	20,050	$212,530
	5/28/2008 (2nd tranche)	3/18/2009	6,683	$22,722
	7/2/2007 (3rd tranche)	3/18/2009	3,767	$12,808

		Total YE 1/31/2010	30,500	$248,060

	5/28/2008 (1st tranche)	5/28/2008	6,683	$146,692
	7/2/2007 (2nd tranche)	5/28/2008	3,767	$82,686

		Total YE 1/31/2009	10,450	$229,378

	7/2/2007 (1st tranche)	1/31/2008	3,766	$69,671

		Total YE 1/31/2008	3,766	$69,671

David Parcell	3/4/2009 (1st tranche)	3/18/2009	20,050	$68,170
	5/28/2008 (2nd tranche)	3/18/2009	6,683	$22,722
	7/2/2007 (3rd tranche)	3/18/2009	2,834	$9,636

		Total YE 1/31/2010	29,567	$100,528

	5/28/2008 (1st tranche)	5/28/2008	6,683	$146,692
	7/2/2007 (2nd tranche)	5/28/2008	2,833	$62,184

		Total YE 1/31/2009	9,516	$208,876

	7/2/2007 (1st tranche)	1/31/2008	2,833	$52,411

		Total YE 1/31/2008	2,833	$52,411

Peter Fante	3/4/2009 (1st tranche)	3/18/2009	20,050	$68,170
	5/28/2008 (2nd tranche)	3/18/2009	6,683	$22,722
	7/2/2007 (3rd tranche)	3/18/2009	1,934	$6,576

		Total YE 1/31/2010	28,667	$97,468

	5/28/2008 (1st tranche)	5/28/2008	6,683	$146,692
	7/2/2007 (2nd tranche)	5/28/2008	1,933	$42,429

		Total YE 1/31/2009	8,616	$189,121

	7/2/2007 (1st tranche)	1/31/2008	1,933	$35,761

		Total YE 1/31/2008	1,933	$35,761

All Other Compensation Table(1)

				Car Allowance
				or Cost of
	Employer	Severance		Company Car	Professional	Accrued	Statutory	Supplemental
	Retirement	Fund	Study Fund	Plus Fuel	Advice	Vacation	Recreation	Life
Name	Contribution	Contribution	Contribution	Allowance	Allowance	Payout	Payment	Insurance	Total
	($)	($)	($)	($)	($)	($)	($)	($)	($)
Dan Bodner	2,000	—	—	14,828	20,000	—	—	4,990	41,818
Douglas Robinson	2,000	—	—	12,000	—	—	—	—	14,000
Elan Moriah	2,000	—	—	10,687	—	—	—	—	12,687
Meir Sperling (2)	17,623	26,810	23,815	13,502	—	—	610	—	82,360
David Parcell (3)	20,098	—	—	21,778	8,023	7,159	—	—	57,058
Peter Fante	2,000	—	—	12,000	4,250	—	—	—	18,250

(1)	This supplemental table is provided as additional information for our stockholders and is not intended as a substitute for the information presented in the “Summary Compensation Table”.

(2)	For the year ended January 31, 2010, Mr. Sperling received a company contribution to his retirement fund of NIS 68,759 ($17,623), to his severance fund of NIS 104,603 ($26,810), to his study fund of NIS 92,917 ($23,815), use of a company car plus a fuel reimbursement allowance which cost us NIS 52,679 ($13,502) for the period, and a statutory recreation payment of NIS 2,380 ($610), in each case, based on the average exchange rate from February 1, 2009 through January 31, 2010 of NIS 1=$0.2563.

(3)	For the year ended January 31, 2010, Mr. Parcell received a company contribution to his retirement fund of £12,720 ($20,098), use of a company car plus a fuel reimbursement allowance which cost us £13,783 ($21,778) for the period, reimbursement of professional advice allowance of £5,078 ($8,023), and payout of accrued vacation of £4,477 ($7,159), in each case, based on the average exchange rate from February 1, 2009 through January 31, 2010 of £1= $1.5800.

Grants of Plan-Based Awards for the Year Ended January 31, 2010
The following table sets forth information concerning equity grants to our named executive officers during the year ended January 31, 2010. For the sake of clarity, the table also contains information about awards made in other years to the extent that the performance goal for any tranche of such awards was set in the year ended January 31, 2010.

											All Other Stock	Accounting
											Awards:	Grant Date
					Estimated Possible Payouts			Estimated Future Payouts			Number of	Fair Value of
		Date of			Under Non-Equity Incentive			Under Equity Incentive			Shares of Stock	Stock and
		Committee			Plan Awards			Plan Awards			or Units	Option Awards
		Approval	Accounting		Threshold	Target	Max	Threshold	Target	Max
Name	Type of Award	of Grant	Grant Date		($)(1)	($)	($)	(#)(10)	(#)	(#)	(#)	(2)
Dan Bodner	RSU (Time-vested grant)(3)	3/4/2009	3/4/2009		—	—	—	—	—	—	93,750	$389,063
	RSU (Performance-vested grant)(4)(5)(6)	3/4/2009	3/18/2009	(9)				15,625	31,250	62,500		$106,250
		3/4/2009	3/17/2010	(9)				18,750	31,250	62,500		$768,125
		3/4/2009	n/a	(9)				n/a	31,250	62,500		n/a
		5/28/2008	5/28/2008	(9)	—	—	—	12,500	12,500	12,500	—	$274,375
		5/28/2008	3/18/2009	(9)	—	—	—	6,250	12,500	12,500	—	$42,500
		5/28/2008	3/17/2010	(9)	—	—	—	7,500	12,500	12,500	—	$307,250
		7/2/2007	1/31/2008	(9)	—	—	—	14,075	18,766	18,766	—	$347,171
		7/2/2007	5/28/2008	(9)	—	—	—	14,075	18,767	18,767	—	$411,936
		7/2/2007	3/18/2009	(9)	—	—	—	9,384	18,767	18,767	—	$63,808
	Annual Bonus for YE 1/31/10	n/a	n/a		270,000	600,000	1,140,000	—	—	—	—	—
Douglas Robinson	RSU (Time-vested grant)(3)	3/4/2009	3/4/2009		—	—	—	—	—	—	33,835	$140,415
	RSU (Performance-vested grant)(4)(5)(6)	3/4/2009	3/18/2009	(9)				5,639	11,278	22,556		$38,345
		3/4/2009	3/17/2010	(9)				6,767	11,278	22,556		$277,213
		3/4/2009	n/a	(9)				n/a	11,279	22,558		n/a
		5/28/2008	5/28/2008	(9)	—	—	—	7,518	7,518	7,518	—	$165,020
		5/28/2008	3/18/2009	(9)	—	—	—	3,759	7,518	7,518	—	$25,561
		5/28/2008	3/17/2010	(9)	—	—	—	4,512	7,520	7,520	—	$184,842
		7/2/2007	1/31/2008	(9)	—	—	—	3,225	4,300	4,300	—	$79,550
		7/2/2007	5/28/2008	(9)	—	—	—	3,225	4,300	4,300	—	$94,385
		7/2/2007	3/18/2009	(9)	—	—	—	2,150	4,300	4,300	—	$14,620
	Annual Bonus for YE 1/31/10	n/a	n/a		95,580	212,400	403,560	—	—	—	—	—
Elan Moriah	RSU (Time-vested grant)(3)	3/4/2009	3/4/2009		—	—	—	—	—	—	33,835	$140,415
	RSU (Performance-vested grant)(4)(5)(6)	3/4/2009	3/18/2009	(9)				5,639	11,278	22,556		$38,345
		3/4/2009	3/17/2010	(9)				6,767	11,278	22,556		$277,213
		3/4/2009	n/a	(9)				n/a	11,279	22,558		n/a
		5/28/2008	5/28/2008	(9)	—	—	—	7,518	7,518	7,518	—	$165,020
		5/28/2008	3/18/2009	(9)	—	—	—	3,759	7,518	7,518	—	$25,561
		5/28/2008	3/17/2010	(9)	—	—	—	4,512	7,520	7,520	—	$184,842
		7/2/2007	1/31/2008	(9)	—	—	—	2,825	3,766	3,766	—	$69,671
		7/2/2007	5/28/2008	(9)	—	—	—	2,825	3,767	3,767	—	$82,686
		7/2/2007	3/18/2009	(9)	—	—	—	1,884	3,767	3,767	—	$12,808
	Annual Bonus for YE 1/31/10	n/a	n/a		95,580	212,400	403,560	—	—	—	—	—

											All Other Stock	Accounting
											Awards:	Grant Date
					Estimated Possible Payouts			Estimated Future Payouts			Number of	Fair Value of
		Date of			Under Non-Equity Incentive			Under Equity Incentive			Shares of Stock	Stock and
		Committee			Plan Awards			Plan Awards			or Units	Option Awards
		Approval	Accounting		Threshold	Target	Max	Threshold	Target	Max
Name	Type of Award	of Grant	Grant Date		($)(1)	($)	($)	(#)(10)	(#)	(#)	(#)	(2)
Meir Sperling	RSU (Time-vested grant)(3)	5/20/2009	6/20/2009		—	—	—	—	—	—	30,075	$318,795
	RSU (Performance-vested grant)(4)(5)(6)	5/20/2009	6/20/2009	(9)				5,013	10,025	20,050		$106,265
		5/20/2009	3/17/2010	(9)				6,015	10,025	20,050		$246,415
		5/20/2009	n/a	(9)				n/a	10,025	20,050	n/a	n/a
		5/28/2008	5/28/2008	(9)	—	—	—	6,683	6,683	6,683	—	$146,692
		5/28/2008	3/18/2009	(9)	—	—	—	3,342	6,683	6,683	—	$22,722
		5/28/2008	3/17/2010	(9)	—	—	—	4,010	6,684	6,684	—	$164,293
		7/2/2007	1/31/2008	(9)	—	—	—	2,825	3,766	3,766	—	$69,671
		7/2/2007	5/28/2008	(9)	—	—	—	2,825	3,767	3,767	—	$82,686
		7/2/2007	3/18/2009	(9)	—	—	—	1,884	3,767	3,767	—	$12,808
	Annual Bonus for YE 1/31/10(7)	n/a	n/a		67,381	149,736	284,499	—	—	—	—	—
David Parcell	RSU (Time-vested grant)(3)	3/4/2009	3/4/2009		—	—	—	—	—	—	30,075	$124,811
	RSU (Performance-vested grant)(4)(5)(6)	3/4/2009	3/18/2009	(9)				5,013	10,025	20,050		$34,085
		3/4/2009	3/17/2010	(9)				6,015	10,025	20,050		$246,415
		3/4/2009	n/a	(9)				n/a	10,025	20,050	n/a	n/a
		5/28/2008	5/28/2008	(9)	—	—	—	6,683	6,683	6,683	—	$146,692
		5/28/2008	3/18/2009	(9)	—	—	—	3,342	6,683	6,683	—	$22,722
		5/28/2008	3/17/2010	(9)	—	—	—	4,010	6,684	6,684	—	$164,293
		7/2/2007	1/31/2008	(9)	—	—	—	2,125	2,833	2,833	—	$52,411
		7/2/2007	5/28/2008	(9)	—	—	—	2,125	2,833	2,833	—	$62,184
		7/2/2007	3/18/2009	(9)	—	—	—	1,417	2,834	2,834	—	$9,636
	Annual Bonus for YE 1/31/10(8)	n/a	n/a		50,612	112,472	213,697	—	—	—	—	—
Peter Fante	RSU (Time-vested grant)(3)	3/4/2009	3/4/2009		—	—	—	—	—	—	30,075	$124,811
	RSU (Performance-vested grant)(4)(5)(6)	3/4/2009	3/18/2009	(9)				5,013	10,025	20,050		$34,085
		3/4/2009	3/17/2010	(9)				6,015	10,025	20,050		$246,415
		3/4/2009	n/a	(9)				n/a	10,025	20,050	n/a	n/a
		5/28/2008	5/28/2008	(9)	—	—	—	6,683	6,683	6,683	—	$146,692
		5/28/2008	3/18/2009	(9)	—	—	—	3,342	6,683	6,683	—	$22,722
		5/28/2008	3/17/2010	(9)	—	—	—	4,010	6,684	6,684	—	$164,293
		7/2/2007	1/31/2008	(9)	—	—	—	1,450	1,933	1,933	—	$35,761
		7/2/2007	5/28/2008	(9)	—	—	—	1,450	1,933	1,933	—	$42,429
		7/2/2007	3/18/2009	(9)	—	—	—	967	1,934	1,934	—	$6,576
	Annual Bonus for YE 1/31/10	n/a	n/a		73,125	162,500	308,750	—	—	—	—	—

(1)	The threshold column corresponds to the minimum bonus payable to the executive officer assuming that minimum performance goals are achieved. If minimum performance goals are not achieved, the bonus payable to the executive officer would be zero.

(2)	The accounting grant date fair value of equity awards is based on the target number of shares and calculated using the closing price of our common stock on the accounting grant date, which is not always the same as the date the stock option committee approved the grant. The accounting grant date is generally the date on which the performance goal for the applicable award tranche has been both established and communicated. For further discussion of our accounting for equity compensation, see Note 14, “Employee Benefit Plans” to the consolidated financial statements included in Item 15 of our Annual Report on Form 10-K for the year ended January 31, 2010.

The following table summarizes the fair value of the July 2, 2007, May 28, 2008, March 4, 2009, and May 20, 2009 performance-vested awards based on the target number of shares and calculated using the closing price of our common stock on, as applicable, July 2, 2007 ($30.77), May 28, 2008 ($21.95), March 4, 2009 ($4.15), and May 20, 2009 ($7.80), the dates the stock option committee approved the grants.

				Fair Value on Date
	Date of Committee	Accounting	Target	of Committee
Name	Approval of Grant	Grant Date	Shares	Approval
Dan Bodner	3/4/2009 (1st tranche)	3/18/2009	31,250	$106,250
	5/28/2008 (2nd tranche)	3/18/2009	12,500	$42,500
	7/2/2007 (3rd tranche)	3/18/2009	18,767	$63,808

		Total YE 1/31/2010	62,517	$212,558

	5/28/2008 (1st tranche)	5/28/2008	12,500	$274,375
	7/2/2007 (2nd tranche)	5/28/2008	18,767	$411,936

		Total YE 1/31/2009	31,267	$686,311

	7/2/2007 (1st tranche)	1/31/2008	18,766	$347,171

		Total YE 1/31/2008	18,766	$347,171

Douglas Robinson	3/4/2009 (1st tranche)	3/18/2009	11,278	$38,345
	5/28/2008 (2nd tranche)	3/18/2009	7,518	$25,561
	7/2/2007 (3rd tranche)	3/18/2009	4,300	$14,620

		Total YE 1/31/2010	23,096	$78,526

	5/28/2008 (1st tranche)	5/28/2008	7,518	$165,020
	7/2/2007 (2nd tranche)	5/28/2008	4,300	$94,385

		Total YE 1/31/2009	11,818	$259,405

	7/2/2007 (1st tranche)	1/31/2008	4,300	$79,550

		Total YE 1/31/2008	4,300	$79,550

Elan Moriah	3/4/2009 (1st tranche)	3/18/2009	11,278	$38,345
	5/28/2008 (2nd tranche)	3/18/2009	7,518	$25,561
	7/2/2007 (3rd tranche)	3/18/2009	3,767	$12,808

		Total YE 1/31/2010	22,563	$76,714

	5/28/2008 (1st tranche)	5/28/2008	7,518	$165,020
	7/2/2007 (2nd tranche)	5/28/2008	3,767	$82,686

		Total YE 1/31/2009	11,285	$247,706

	7/2/2007 (1st tranche)	1/31/2008	3,766	$69,671

		Total YE 1/31/2008	3,766	$69,671

				Fair Value on Date
	Date of Committee	Accounting	Target	of Committee
Name	Approval of Grant	Grant Date	Shares	Approval
Meir Sperling	5/20/2009 (1st tranche)	6/20/2009	10,025	$106,265
	5/28/2008 (2nd tranche)	3/18/2009	6,683	$22,722
	7/2/2007 (3rd tranche)	3/18/2009	3,767	$12,808

		Total YE 1/31/2010	20,475	$141,795

	5/28/2008 (1st tranche)	5/28/2008	6,683	$146,692
	7/2/2007 (2nd tranche)	5/28/2008	3,767	$82,686

		Total YE 1/31/2009	10,450	$229,378

	7/2/2007 (1st tranche)	1/31/2008	3,766	$69,671

		Total YE 1/31/2008	3,766	$69,671

David Parcell	3/4/2009 (1st tranche)	3/18/2009	10,025	$34,085
	5/28/2008 (2nd tranche)	3/18/2009	6,683	$22,722
	7/2/2007 (3rd tranche)	3/18/2009	2,834	$9,636

		Total YE 1/31/2010	19,542	$66,443

	5/28/2008 (1st tranche)	5/28/2008	6,683	$146,692
	7/2/2007 (2nd tranche)	5/28/2008	2,833	$62,184

		Total YE 1/31/2009	9,516	$208,876

	7/2/2007 (1st tranche)	1/31/2008	2,833	$52,411

		Total YE 1/31/2008	2,833	$52,411

Peter Fante	3/4/2009 (1st tranche)	3/18/2009	10,025	$34,085
	5/28/2008 (2nd tranche)	3/18/2009	6,683	$22,722
	7/2/2007 (3rd tranche)	3/18/2009	1,934	$6,576

		Total YE 1/31/2010	18,642	$63,383

	5/28/2008 (1st tranche)	5/28/2008	6,683	$146,692
	7/2/2007 (2nd tranche)	5/28/2008	1,933	$42,429

		Total YE 1/31/2009	8,616	$189,121

	7/2/2007 (1st tranche)	1/31/2008	1,933	$35,761

		Total YE 1/31/2008	1,933	$35,761

(3)	The March 4, 2009 time-based award vests 1/3 on April 12, 2010, 1/3 on April 12, 2011, and 1/3 on April 12, 2012. The May 20, 2009 time-based award vests 1/3 on April 12, 2010, 1/3 on April 12, 2011, and 1/3 on May 20, 2012.

(4)	The March 4, 2009 and May 20, 2009 performance awards vest 1/3 upon the stock option committee’s determination of our achievement of specified revenue targets (set by the stock option committee for the relevant performance period) for the period from February 1, 2009 through January 31, 2010, 1/3 upon the determination of such achievement for the period from February 1, 2010 through January 31, 2011, and 1/3 upon the determination of such achievement for the period from February 1, 2011 through January 31, 2012 (provided that, with respect to the period from February 1, 2011 through January 31, 2012, no such determination by the stock option committee shall be final until on or after the third anniversary of the date the award was approved).

(5)	The May 28, 2008 performance award vests 1/3 upon the stock option committee’s determination of our achievement of specified revenue targets (set by the stock option committee for the relevant performance period) for the period from May 1, 2008 through January 31, 2009, 1/3 upon the determination of such achievement for the period from February 1, 2009 through January 31, 2010, and 1/3 upon the determination of such achievement for the period from February 1, 2010 through January 31, 2011 (provided that, with respect to the period from February 1, 2010 through January 31, 2011, no such determination by the stock option committee shall be final until on or after May 28, 2011), and as of January 31, 2010 was, in the case of Mr. Parcell, subject to the special vesting conditions described in “— Narrative to ‘Grants of Plan-Based Awards’ Table”.

(6)	The July 2, 2007 performance award vests 1/3 upon the stock option committee’s determination of our achievement of specified revenue targets (set by the stock option committee for the relevant performance period) for the period from August 1, 2007 through January 31, 2008, 1/3 upon the determination of such achievement for the period from February 1, 2008 through January 31, 2009, and 1/3 upon the determination of such achievement for the period from February 1, 2009 through January 31, 2010 (provided that, with respect to the period from February 1, 2009 through January 31, 2010, no such determination by the stock option committee shall be final until on or after July 2, 2010), and as of January 31, 2010 was, in the case of Mr. Parcell, subject to the special vesting conditions described in “— Narrative to ‘Grants of Plan-Based Awards’ Table”.

(7)	On March 18, 2009 the compensation committee approved threshold, target, and maximum bonus awards for Mr. Sperling of NIS 278,550, NIS 619,000, and NIS 1,176,100, respectively ($67,381, $149,736, and $284,499 based on the March 18, 2009 exchange rate of NIS1=$0.2419).

(8)	On March 18, 2009, the compensation committee approved threshold, target, and maximum bonus awards for Mr. Parcell of £36,000, £80,000, and £152,000, respectively ($50,612, $112,472 and $213,697 based on the March 18, 2009 exchange rate of £1=$1.4059).

(9)	Each performance award contains three equal tranches which vest based on three separate performance periods. Dates correspond to the accounting grant date applicable to the first, second, and third tranches, respectively The accounting grant date is generally the date on which the performance goal for the applicable award tranche has been both established and communicated. Tranches for which performance goals have not yet been established do not yet have an accounting grant date.

(10)	Represents the threshold number of shares that were available to be earned in each of the 2007, 2008, 2009, and 2010 performance periods, as applicable. Tranches for which performance goals have not yet been established do not yet have a threshold award level. The following table summarizes the actual number of shares earned for each of the performance periods that has already been completed. If the minimum performance goal is not achieved in any performance period, no shares are earned for that period.

Performance Grant Approved July 2, 2007
	Actual Shares Earned for	Actual Shares Earned for	Actual Shares Earned for
Name	2007 Performance Period	2008 Performance Period	2009 Performance Period
Dan Bodner	18,625	15,275	18,767
Douglas Robinson	4,267	3,500	4,300
Elan Moriah	3,737	3,065	3,767
Meir Sperling	3,737	3,065	3,767
David Parcell	2,811	2,306	2,834
Peter Fante	1,918	1,573	1,934

Performance Grant Approved May 28, 2008
	Actual Shares Earned for	Actual Shares Earned for
Name	2008 Performance Period	2009 Performance Period
Dan Bodner	12,500	12,500
Douglas Robinson	7,518	7,518
Elan Moriah	7,518	7,518
Meir Sperling	6,683	6,683
David Parcell	6,683	6,683
Peter Fante	6,683	6,683

Performance Grant Approved March 4, 2009 or May 20, 2009
Actual Shares Earned for
Name	2009 Performance Period
Dan Bodner	50,505
Douglas Robinson	18,227
Elan Moriah	18,227
Meir Sperling	16,202
David Parcell	16,202
Peter Fante	16,202
Further Information Regarding “Summary Compensation” Table and “Grants of Plan-Based Awards” Table
As of the date of this proxy statement, each of our executive officers other than Mr. Sperling is party to an employment agreement with us. Each agreement provides for certain severance payments and benefits, including in connection with a change in control. See “— Executive Officer Severance Benefits and Change in Control Provisions” below for a discussion of these severance and change in control benefits, as well as a description of the restrictive covenants and clawback provisions contained in such agreements.
The agreements with our U.S. executive officers generally provide for an initial term of two years, followed by automatic one-year renewals (unless terminated by either party in accordance with the agreement and subject to required notice). The agreements with our non-U.S. executive officers do not provide for a fixed term. Mr. Sperling has a customary offer letter from us and a letter agreement regarding the release of his severance, retirement, and disability insurance funds in the event of a termination event, but does not currently have a formal employment agreement.
Narrative to “Summary Compensation” Table
As discussed in the “Compensation Discussion and Analysis” above, each employment agreement provides for an annual base salary, target bonus (subject to the achievement of performance goals), and certain perquisites. Although target bonuses are specified in each employment agreement, bonuses are not guaranteed and are paid based on the achievement of performance goals. In Mr. Robinson’s case, the target bonus is fixed at 60% of his base salary under the terms of his employment agreement. For the other executive officers party to an employment agreement, the target bonus is expressed as a dollar amount or an amount denominated in local currency. As of January 31, 2010, the target bonuses specified by the employment agreements were as follows: $162,500 (for Mr. Fante), $212,400 (for Mr. Moriah), and £38,000 (for Mr. Parcell). Mr. Parcell’s contractual target bonus of £38,000 corresponded to $60,770 as of January 31, 2010 based on an exchange rate of £1=$1.5992 on such date. As of January 31, 2010, Messrs. Bodner and Sperling had not entered into employment agreements with us and therefore did not yet have contractually defined target bonuses. Mr. Sperling’s offer letter provides for an annual base salary and a discretionary annual bonus. Historically, the target bonuses for each executive officer established by the compensation committee as part of its annual compensation review process has equaled or exceeded the target bonus specified in the officer’s employment agreement (if any) and the target bonus from the previous year.
The grant date fair value of our annual equity awards has fluctuated significantly from year to year based on significant volatility in our stock price during our extended filing delay period, particularly with respect to the awards made in the year ended January 31, 2010. As noted in the “Compensation Discussion and Analysis”, in the year ended January 31, 2008, in addition to a regular annual equity grant, each officer also received a retention equity award. Mr. Robinson also received a one-time welcome grant in that year.

Narrative to “All Other Compensation” Table
We provide a limited amount of perquisites to our executive officers, which vary from officer to officer. Each of the executive officers is entitled to use of a company car or an annual car allowance. Messrs. Sperling and Parcell are entitled to an annual allowance for fuel reimbursement. Messrs. Bodner, Robinson, and Fante are entitled to an annual allowance for legal, tax, or accounting advice. In some years, Mr. Parcell has received reimbursement of a modest amount of legal or tax advice as agreed by us on a case by case basis in connection with proposed modifications of his employment arrangements. All executive officers receive the same health insurance and company-paid group life and disability insurance offered to all other employees in the country in which the executive officer is employed. In addition, Mr. Bodner has historically received a supplemental company-paid life insurance policy.
Executive officers in the U.S. receive the same partial match of their 401(k) contributions as all other U.S. employees, up to a maximum company contribution of $2,000 per year.
In the case of Mr. Parcell, we contribute a percentage of his base salary to a retirement fund on the same basis as other U.K. employees. Under the retirement fund Mr. Parcell, can elect to contribute a percentage of his monthly salary to the fund, which is administered by an outside third party, similar to a 401(k). If he elects to contribute 3% or less of his salary, we contribute an amount equal to 4% of his salary. If he elects to contribute 4% of salary, our contribution is 5%. If he elects to contribute 5% or more, our contribution is 6%. Our contributions are incremental to his salary and are paid by us directly to the third-party provider.
Like all Israeli employees, under Israeli law, Mr. Sperling is entitled to severance pay equal to one month’s salary for each year of employment upon termination without cause (as defined in the Israel Severance Pay Law). To satisfy this requirement, for all Israeli employees, including Mr. Sperling, we make contributions on behalf of the employee to a severance fund. This severance fund is often part of a larger savings fund which also includes a retirement fund and in some cases an insurance component. Each employee can elect to contribute an amount equal to between 5% and 7% of his or her monthly salary to the retirement fund. We contribute an amount equal to 5% of the employee’s monthly salary to the retirement fund plus an additional amount equal to 8.33% of the employee’s monthly salary to the severance fund. The employee is not required to pay anything towards the severance fund. Our contributions are incremental to the employee’s base salary and, except as noted below, are paid by us directly to the third-party plan administrator. Applicable tax law permits allocations made by the employer to the retirement fund to be made on a tax-free basis up to a limit set by applicable Israeli tax regulations. Under local Israeli company policy, the employee may request that any company contributions in excess of this limit be made directly to him or her rather than being placed in the retirement fund. For executives like Mr. Sperling, if the amount in the severance fund is insufficient to cover the required statutory payment under Israeli labor law at the time of a termination event, we are obligated to supplement the amounts in the severance fund.

In addition, all Israeli employees, including Mr. Sperling, are also entitled to participate in a continuing education fund, often referred to as a study fund. The continuing education fund is a savings fund from which the employee can withdraw on a tax-free basis for any purpose after six years, irrespective of his or her employment status with us. Each month, eligible employees contribute 2.5%, and we contribute 7.5%, of the employee’s base salary to the study fund. Applicable tax law permits a portion of the company contributions to the study fund to be made tax-free. Under local Israeli company policy, the employee may request that any company contributions in excess of this limit be made directly to him or her rather than being placed in the fund. Our contributions are incremental to the employee’s base salary and, except as noted above, are paid by us directly to the third-party plan administrator.
Under applicable Israeli law, each employee is paid a small annual amount for recreation based on the employee’s tenure and a per-diem rate published by the government. Under local Israeli company policy, our Israeli employees are also entitled to receive a cash payment in exchange for vacation days in accordance with the terms of the policy.
Narrative to “Grants of Plan-Based Awards” Table
All of the equity awards listed in the table entitled “Grants of Plan-Based Awards” were made under or subsequently allocated to the Verint Systems Inc. Stock Incentive Compensation Plan or the Verint Systems Inc. Amended and Restated 2004 Stock Incentive Compensation Plan (each as amended). Time-based equity awards for officers normally vest over a three- or a four-year period. Performance-based equity awards to date have been comprised of three separate vesting periods corresponding to three separate performance periods which generally correspond to our fiscal year. Specific vesting schedules for each award listed in the table entitled “Grants of Plan-Based Awards” are provided in the footnotes to the table.
All of the equity awards granted to our executive officers in the years ended January 31, 2009 and 2008 (but not in year ended January 31, 2010) were made subject to special “compliance” vesting conditions which overrode the regular time-vesting or performance-vesting schedule of the awards. These compliance vesting conditions required us to be both current with our SEC filings and re-listed on NASDAQ or another nationally recognized exchange for the awards to vest. The May 2008 awards also required that we have received stockholder approval of a new equity compensation plan or have additional share capacity under an existing stockholder- approved equity compensation plan for the 2008 awards to vest. If any of these compliance vesting conditions was not satisfied on the date the awards would otherwise vest, the portion of the award that would otherwise vest remained unvested until such time as all of the applicable compliance vesting conditions were satisfied. As described in the “Compensation Discussion and Analysis” above, the compensation and stock option committees subsequently authorized us to enter into amendments with each of the executive officers to remove the compliance vesting conditions, thereby permitting these awards to vest on their original schedule. As of the date of this proxy statement, we have finalized all of these amendments except for Mr. Parcell’s which was ultimately not signed due to local tax considerations; however, as of the date of this proxy statement, all of the compliance conditions in Mr. Parcell’s 2007 and 2008 equity awards have been satisfied. For our U.S. executive officers, these amendments also provided for a delay in the delivery of the shares underlying these awards subject to limitations imposed by Section 409A of the Internal Revenue Code.

Outstanding Equity Awards at January 31, 2010
The following table sets forth information regarding various equity awards held by our named executive officers as of January 31, 2010. The market value of all RSU and restricted stock awards is based on the closing price of our common stock as of the last trading day in the year ended January 31, 2010 ($18.30 on January 29, 2010).

			Option Awards				Stock Awards
			Number of	Number of
			Securities	Securities					Equity Incentive Plan	Equity Incentive Plan
			Underlying	Underlying			Number of	Market Value of	Awards: Number of	Awards: Market or Payout
	Date of		Unexercised	Unexercised	Option		Shares or Units of	Shares or Units of	Unearned Shares, Units or	Value of Unearned Shares,
	Committee		Options	Options	Exercise	Option	Stock That Have	Stock That Have	Other Rights That Have Not	Units or Other Rights That
	Approval of		(#)	(#)	Price	Expiration	Not Vested	Not Vested	Vested	Have Not Vested
Name	Grant		Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
Dan Bodner	5/21/2002	(1)	16,635	—	16.00	5/21/2012	—	—	—	—
	3/5/2003	(1)	40,000	—	17.00	3/5/2013	—	—	—	—
	12/12/2003	(1)	37,200	—	23.00	12/12/2013	—	—	—	—
	12/9/2004	(1)	80,000	—	35.11	12/9/2014	—	—	—	—
	1/11/2006	(1)	88,000	—	34.40	1/11/2016	—	—	—	—
	7/2/2007	(2)	—	—	—	—	19,400	355,020	—	—
	7/2/2007	(3)	—	—	—	—	19,142	350,299	—	—
	7/2/2007	(4)	—	—	—	—	18,768	343,454	—	—
	5/28/2008	(7)	—	—	—	—	25,000	457,500	—	—
	5/28/2008	(8)	—	—	—	—	12,500	228,750	12,500	228,750
	3/4/2009	(9)	—	—	—	—	93,750	1,715,625	—	—
	3/4/2009	(10)	—	—	—	—	50,505	924,242	62,500	1,143,750
Douglas Robinson	7/2/2007	(2)	—	—	—	—	12,900	236,070	—	—
	7/2/2007	(5)	—	—	—	—	5,600	102,480	—	—
	7/2/2007	(6)	—	—	—	—	1,290	23,607	—	—
	7/2/2007	(4)	—	—	—	—	4,300	78,690	—	—
	5/28/2008	(7)	—	—	—	—	15,038	275,195	—	—
	5/28/2008	(8)	—	—	—	—	7,518	137,579	7,520	137,616
	3/4/2009	(9)	—	—	—	—	33,835	619,181	—	—
	3/4/2009	(10)	—	—	—	—	18,227	333,554	22,557	412,793
Elan Moriah	4/1/2001	(1)	4,892	—	8.69	4/1/2011	—	—	—	—
	5/21/2002	(1)	2,446	—	16.00	5/16/2012	—	—	—	—
	3/5/2003	(1)	20,000	—	17.00	3/5/2013	—	—	—	—
	12/12/2003	(1)	18,750	—	23.00	12/12/2013	—	—	—	—
	12/9/2004	(1)	25,000	—	35.11	12/9/2014	—	—	—	—
	1/11/2006	(1)	20,000	—	34.40	1/11/2016	—	—	—	—
	7/2/2007	(2)	—	—	—	—	14,100	258,030	—	—
	7/2/2007	(3)	—	—	—	—	3,842	70,309	—	—
	7/2/2007	(4)	—	—	—	—	3,768	68,954	—	—
	5/28/2008	(7)	—	—	—	—	15,038	275,195	—	—
	5/28/2008	(8)	—	—	—	—	7,518	137,579	7,520	137,616
	3/4/2009	(9)	—	—	—	—	33,835	619,181	—	—
	3/4/2009	(10)	—	—	—	—	18,227	333,554	22,557	412,793
Meir Sperling	4/1/2001	(1)	2,446	—	8.69	4/1/2011	—	—	—	—
	5/21/2002	(1)	2,446	—	16.00	5/16/2012	—	—	—	—
	3/5/2003	(1)	25,000	—	17.00	3/5/2013	—	—	—	—
	12/12/2003	(1)	25,000	—	23.00	12/12/2013	—	—	—	—
	12/9/2004	(1)	25,000	—	35.11	12/9/2014	—	—	—	—
	1/11/2006	(1)	20,000	—	34.40	1/11/2016	—	—	—	—
	7/2/2007	(2)	—	—	—	—	13,600	248,880	—	—
	7/2/2007	(3)	—	—	—	—	3,842	70,309	—	—
	7/2/2007	(4)	—	—	—	—	3,768	68,954	—	—
	5/28/2008	(7)	—	—	—	—	13,366	244,598	—	—
	5/28/2008	(8)	—	—	—	—	6,683	122,299	6,684	122,317
	5/20/2009	(9)	—	—	—	—	30,075	550,373	—	—
	5/20/2009	(10)	—	—	—	—	16,202	296,497	20,050	366,915
David Parcell	5/21/2002	(1)	2,446	—	16.00	5/16/2012	—	—	—	—
	3/5/2003	(1)	7,500	—	17.00	3/5/2013	—	—	—	—
	12/12/2003	(1)	11,250	—	23.00	12/12/2013	—	—	—	—
	12/9/2004	(1)	20,000	—	35.11	12/9/2014	—	—	—	—
	7/2/2007	(2)	—	—	—	—	—	—	8,000	146,400
	7/2/2007	(3)	—	—	—	—	—	—	8,500	155,550
	7/2/2007	(4)	—	—	—	—	—	—	7,951	145,503
	5/28/2008	(7)	—	—	—	—	—	—	20,050	366,915
	5/28/2008	(8)	—	—	—	—	—	—	20,050	366,915
	3/4/2009	(9)	—	—	—	—	30,075	550,373	—	—
	3/4/2009	(10)	—	—	—	—	16,202	296,497	20,050	366,915
Peter Fante	11/20/2002	(1)	6,250	—	14.90	11/20/2012	—	—	—	—
	12/12/2003	(1)	18,750	—	23.00	12/12/2013	—	—	—	—
	12/9/2004	(1)	20,000	—	35.11	12/9/2014	—	—	—	—
	7/2/2007	(2)	—	—	—	—	12,600	230,580	—	—
	7/2/2007	(3)	—	—	—	—	1,972	36,088	—	—
	7/2/2007	(4)	—	—	—	—	1,934	35,392	—	—
	5/28/2008	(7)	—	—	—	—	13,366	244,598	—	—
	5/28/2008	(8)	—	—	—	—	6,683	122,299	6,684	122,317
	3/4/2009	(9)	—	—	—	—	30,075	550,373	—	—
	3/4/2009	(10)	—	—	—	—	16,202	296,497	20,050	366,915

(1)	This award was fully vested at January 31, 2010.

(2)	The vesting schedule for this RSU grant was/is 50% on March 15, 2008 and 50% on July 2, 2010, and as of January 31, 2010, this award was, for Mr. Parcell, subject to the special vesting conditions described below.

(3)	The vesting schedule for this RSU grant was/is 33% on March 15, 2008, 33% on March 15, 2009, and 34% on July 2, 2010, and as of January 31, 2010, this award was, for Mr. Parcell, subject to the special vesting conditions described below.

(4)	The vesting schedule for this RSU grant was/is 1/3 upon the stock option committee’s determination of our achievement of specified revenue targets (set by the stock option committee for the relevant performance period) for the period from August 1, 2007 through January 31, 2008, 1/3 upon the determination of such achievement for the period from February 1, 2008 through January 31, 2009, and 1/3 upon the determination of such achievement for the period from February 1, 2009 through January 31, 2010 (provided that, with respect to the period from February 1, 2009 through January 31, 2010, no such determination by the stock option committee shall be final until on or after July 2, 2010), and as of January 31, 2010, this award was, for Mr. Parcell, subject to the special vesting conditions described below.

(5)	The vesting schedule for this RSU grant was/is 25% on August 14, 2007, 25% on August 14, 2008, 25% on August 14, 2009, and 25% on August 14, 2010.

(6)	The vesting schedule for this RSU grant was/is 30% on August 14, 2007, 30% on August 14, 2008, 30% on August 14, 2009, and 10% on July 2, 2010.

(7)	The May 28, 2008 award vests 1/3 on April 3, 2009, 1/3 on April 3, 2010, and 1/3 on May 28, 2011 and as of January 31, 2010 was, for Mr. Parcell, subject to the special vesting conditions described below.

(8)	The May 28, 2008 performance award vests 1/3 upon the stock option committee’s determination of our achievement of specified revenue targets (set by the stock option committee for the relevant performance period) for the period from May 1, 2008 through January 31, 2009, 1/3 upon the determination of such achievement for the period from February 1, 2009 through January 31, 2010, and 1/3 upon the determination of such achievement for the period from February 1, 2010 through January 31, 2011 (provided that, with respect to the period from February 1, 2010 through January 31, 2011, no such determination by the stock option committee shall be final until on or after May 28, 2011), and as of January 31, 2010 was, for Mr. Parcell, subject to the special vesting conditions described below.

(9)	The March 4, 2009 time-based award vests 1/3 on April 12, 2010, 1/3 on April 12, 2011, and 1/3 on April 12, 2012. The May 20, 2009 time-based award vests 1/3 on April 12, 2010, 1/3 on April 12, 2011, and 1/3 on May 20, 2012.

(10)	The March 4, 2009 and May 20, 2009 performance awards vest 1/3 upon the stock option committee’s determination of our achievement of specified revenue targets (set by the stock option committee for the relevant performance period) for the period from February 1, 2009 through January 31, 2010, 1/3 upon the determination of such achievement for the period from February 1, 2010 through January 31, 2011, and 1/3 upon the determination of such achievement for the period from February 1, 2011 through January 31, 2012 (provided that, with respect to the period from February 1, 2011 through January 31, 2012, no such determination by the stock option committee shall be final until on or after the third anniversary of the date the award was approved). The table excludes shares eligible to be earned in excess of the target level based on the overachievement of the applicable performance goals except with respect to tranches for which the performance period had been completed as of January 31, 2010 (and the number of such overachievement shares could be calculated). For tranches corresponding to the January 31, 2010 performance period, the table shows the number of shares ultimately earned in the column entitled “Number of Shares or Units of Stock That Have Not Vested” because the performance period had been completed as of January 31, 2010, however, the determination of the number of shares earned (and the vesting thereof) did not occur until March 17, 2010. See the table entitled “Maximum Grant Date Value of Performance Awards” and the table entitled “Grants of Plan-Based Awards for the Year Ended January 31, 2010” for more information.

All of the equity awards granted to our executive officers in the years ended January 31, 2009 and 2008 (including the special 2007 retention equity grants), but not in year ended January 31, 2010, were made subject to special “compliance” vesting conditions which overrode the regular time-vesting or performance-vesting schedule of the awards. These compliance vesting conditions required us to be both current with our SEC filings and re-listed on NASDAQ or another nationally recognized exchange for the awards to vest. The May 2008 awards also required that we have received stockholder approval of a new equity compensation plan or have additional share capacity under an existing stockholder-approved equity compensation plan for the 2008 awards to vest. If any of these compliance vesting conditions was not satisfied on the date the awards would otherwise vest, the portion of the award that would otherwise vest remained unvested until such time as all of the applicable compliance vesting conditions were satisfied. As described in the “Compensation Discussion and Analysis” above, the compensation and stock option committees subsequently authorized us to enter into amendments with each of the executive officers to remove the compliance vesting conditions, thereby permitting these awards to vest on their original schedule. As of the date of this proxy statement, we have finalized all of these amendments except for Mr. Parcell’s which was ultimately not signed due to local tax considerations; however, as of the date of this proxy statement, all of the compliance conditions in Mr. Parcell’s 2007 and 2008 equity awards have been satisfied. For our U.S. executive officers, these amendments also provided for a delay in the delivery of the shares underlying these awards subject to limitations imposed by Section 409A of the Internal Revenue Code.
Option Exercises and Stock Vesting During the Year Ended January 31, 2010
No stock options were exercised during the year ended January 31, 2010. The value of stock awards realized on vesting is calculated by multiplying the number of shares vesting by the closing price of our common stock on the vesting date. See the table entitled “Outstanding Equity Awards at January 31, 2010” above for the vesting schedule of outstanding awards.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
Dan Bodner	—	—	9,675	183,825
Douglas Robinson	—	—	—	—
Elan Moriah	—	—	2,500	47,500
Meir Sperling	—	—	2,500	47,500
David Parcell	—	—	2,000	38,000
Peter Fante	—	—	1,750	33,250
Executive Officer Severance Benefits and Change in Control Provisions
As of the date of this proxy statement, each of our executive officers other than Mr. Sperling is party to an employment agreement with us. The following is a summary of the severance and change in control provisions of these employment agreements as of the date of this proxy statement, with differences existing at January 31, 2010 noted under the “Provisions of Executive Officer Agreements Historically” caption. The following also summarizes benefits that our non-U.S. executive officers may become entitled to under local law or local company policy.
Provisions of Executive Officer Agreements at Present Date
Each of the employment agreements with our executive officers provides for an annual base salary and a performance-based bonus target.

Severance Not in Connection with a Change in Control
In the event of an involuntary termination of employment (a termination without cause or a resignation for good reason) not in connection with a change in control, the executive officers are, subject to their execution of a release and continued compliance with the restrictive covenants described below, entitled to severance consisting of base salary and, for our U.S. executive officers, reimbursement of health insurance premiums for 12 months (inclusive of any notice period required under the officer’s employment agreement), or 18 months in the case of Mr. Bodner. Mr. Bodner is also entitled to 60 days advanced notice of any termination other than for cause, continuation of his professional advice allowance, and access to his company-leased vehicle for 18 months in such instance.
In addition, in the event of an involuntary termination, each executive officer other than Mr. Bodner and Mr. Robinson is entitled to a pro-rated portion of his annual bonus for such year plus an amount equal to 100% of his average annual bonus measured over the last three years. Mr. Bodner’s agreement provides for a pro-rated portion of his annual bonus for such year plus an amount equal to 150% of his target bonus. Mr. Robinson’s agreement provides for payment of 150% of his average annual bonus measured over the last three years, but no pro-rated portion of his annual bonus for the year in question.
Severance in Connection with a Change in Control
In the event of a termination of employment in connection with a change in control, in lieu of the cash severance described above, each of the officers who has entered into a new or amended employment agreement with us beginning in 2009 is entitled to enhanced cash severance equal to the sum of 1.5 times base salary and target bonus, plus a pro-rated target bonus for the year of termination, or in the case of Mr. Bodner, 2.5 times the sum of base salary and target bonus, plus a pro-rated target bonus for the year of termination. We are currently in discussions regarding a formal employment agreement with Mr. Sperling and amended employment agreements with Mr. Robinson and Mr. Parcell, which we expect would include similar change in control benefits to Messrs. Moriah and Fante.
Equity
Other than in the case of Mr. Bodner, no equity acceleration is provided in the case of an involuntary termination not in connection with a change in control. In the event of an involuntary termination of employment in connection with a change in control, each of the employment agreements provides for acceleration of all unvested equity awards. Mr. Robinson’s agreement provides for acceleration of his unvested equity awards in the event of a change in control whether or not his employment is terminated. Each of the new or amended employment agreements signed beginning in 2009 also provides that all of the officer’s outstanding equity awards will become fully vested if not assumed in connection with a change in control.

Other Provisions
Each of the employment agreements provides for customary restrictive covenants, with a covenant period ranging from 12 to 24 months, including a non-compete, a non-solicitation of customers and employees, and an indefinite non-disclosure provision. Each agreement also contains a clawback provision which allows us to recoup from the officer, or cancel, a portion of the officer’s incentive compensation (including bonuses and equity awards) for a particular year if we are required to restate our financial statements for that year due to material noncompliance with any financial reporting requirement under the securities laws as a result of the officer’s misconduct. The clawback applies from and after the year in which the employment agreement was first signed to awards made during the term of the agreement. The amount to be recovered or forfeited is the amount by which the incentive compensation in the year in question exceeded the amount that would have been awarded had the financial statements originally been filed as restated. Each of our U.S. executive officers who has entered into a new or amended employment agreement with us beginning in 2009 is also entitled to a gross-up for any excise taxes he may become subject to in connection with a change in control. The terms “cause”, “good reason”, and “change in control” are defined in the forms of employment agreements.
Provisions of Executive Officer Agreements Historically
As of January 31, 2010, Messrs. Bodner and Sperling had not entered into employment agreements with us and therefore did not have any of the contractual benefits described in the preceding section. As of January 31, 2010 and the date of this proxy statement, Mr. Sperling is party to a customary offer letter with us which provides for 90 days advanced notice in the event of a termination of employment by either party. Mr. Sperling is also party to a letter agreement with us pursuant to which we have agreed to release the full amounts in his severance, retirement, and disability insurance funds in the event of a termination event.
As noted above, Mr. Robinson’s and Mr. Parcell’s current employment agreements do not, and did not as of January 31, 2010, provide for the enhanced cash severance or tax gross-ups in the event of a termination in connection with a change in control described above.
Benefits Under Local Law or Local Company Policy
As discussed under “— Narrative to ‘All Other Compensation’ Table” above, Mr. Sperling is entitled to severance pay equal to one month’s salary for each year of employment upon termination without cause (as defined in the Israel Severance Pay Law) under Israeli law applicable to all Israeli employees. We make payments into a severance fund to secure this severance obligation during the course of Mr. Sperling’s employment and, unless there is a shortfall as described below, we are not responsible for any payments at the time of a qualifying termination. As a result, these amounts are included in the table entitled “Summary Compensation Table” above, but not in the table entitled “Potential Payments Upon Termination or Change in Control” below. However, the table entitled “Potential Payments Upon Termination or Change in Control” does include any additional amount of severance we are responsible for in excess of the balance in the severance fund at the time of a qualifying termination (in the event there is a shortfall) based on the legally mandated formula described above.
In addition to any severance fund shortfall, Mr. Sperling is also entitled to a minimum notice period under Israeli law in the event of an involuntary termination and to 90 days advanced notice of termination under his offer letter. Local company notice guidelines for our Israeli employees subsume this legal notice requirement and, in Mr. Sperling’s case, exceed the requirements of his offer letter. Assuming application of these local company guidelines, employees are entitled to between two weeks and three and one-half months of pay depending on the circumstances of the termination and the employee’s tenure. In Mr. Sperling’s case, assuming application of the guidelines at January 31, 2010, he would have been entitled to three and one-half months of notice, during which he would receive continued salary and all benefits.

Employees in the United Kingdom are entitled to severance payments under local U.K. company policy in the event of an involuntary termination in which the employee is made redundant (meaning that the termination resulted from us closing or downsizing our U.K. operations or a particular function). Under this policy, U.K. employees receive between two and three weeks of pay for each year of service depending on the employee’s age, with partial service years of six months or more being rounded up. Assuming the application of this local company policy at January 31, 2010, Mr. Parcell would have been entitled to three weeks of pay for each year of service in addition to the benefits provided under his employment agreement. The payment is comprised of salary, pro rata bonus, and car allowance, but no other benefits.
Because payments under the foregoing Israeli and U.K. company guidelines or policies do not arise until a qualifying termination event, these payments are included in the table entitled “Potential Payments Upon Termination or Change in Control” below, but not in the table entitled “Summary Compensation Table” above.
Potential Payments Upon Termination or Change in Control
The table below outlines the potential payments and benefits that would have become payable by us to our named executive officers in the event of an involuntary termination and/or a change in control, assuming that the relevant event occurred on January 31, 2010. In reviewing the table, please note the following:
•	The table does not include amounts that would be payable by third parties where we have no continuing liability, such as amounts payable under private insurance policies, government insurance such as social security or national insurance, or 401(k) or similar defined contribution retirement plans. As a result, the table does not reflect amounts payable to Mr. Sperling or Mr. Parcell under the applicable local company retirement plan or retirement fund, for which we have no liability at the time of payment.
•	Except as noted in the following bullet, the table does not include payments or benefits that are available generally to all salaried employees in the country in which the executive officer is employed and do not discriminate in scope, terms, or operation in favor of our executive officers or directors, such as short-term disability payments or payment for accrued but unused vacation.
•	The table includes all severance or notice payments for which we are financially responsible, even if such payments are available generally to all salaried employees in the country in which the executive officer is employed and do not discriminate in scope, terms, or operation in favor of our executive officers or directors.
•	With respect to Mr. Sperling’s severance fund, the table includes the difference between the amount that would have been owed to Mr. Sperling under applicable Israeli labor law in the event of an involuntary termination and the amount in his severance fund at January 31, 2010.
•	As noted in the previous section, as of January 31, 2010, Messrs. Bodner and Sperling had not entered into employment agreements with us, however, Mr. Sperling (but not Mr. Bodner) is included in the table below because he was entitled to certain statutory severance benefits and advanced notice payments, as described below.
•	The value of equity awards in the table below is based on the closing price of our common stock on the last trading day in the year ended January 31, 2010 ($18.30 on January 29, 2010).
•	Except with respect to tax gross up amounts, all amounts are calculated on a pre-tax basis.

					Cont. Health
					(present
		Pro		Accelerated	Insurance	Cont.	280G
	Salary	Rata	Additional	Equity	Coverage	Other	Tax
	Continuation(1)	Bonus(2)	Bonus(3)	Awards(4)	value)(5)	Benefits(6)	Gross up (7)	Total
	($)	($)	($)	($)	($)	($)	($)	($)
Douglas Robinson
Death	—	212,400	—	—	35,801	—	—	248,201
Disability	177,000	212,400	—	—	17,901	—	—	407,301
Resignation for Good Reason/Involuntary Termination without Cause	354,000	—	626,371	—	35,801	—	—	1,016,172
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	354,000	—	626,371	2,356,766	35,801	—	—	3,372,938
CIC Only (continued employment)	—	—	—	2,356,766	—	—	—	2,356,766
Elan Moriah
Death	—	276,170	—	—	35,801	—	—	311,971
Disability	177,000	276,170	—	—	17,901	—	—	471,071
Resignation for Good Reason/Involuntary Termination without Cause	354,000	276,170	482,213	—	35,801	—	—	1,148,184
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	531,000	212,400	568,600	2,313,212	35,801	—	568,617	4,229,630
CIC Only (continued employment)	—	—	—	—	—	—	—	—
Meir Sperling
Death	—	—	—	—	—	—	—	—
Disability	—	—	—	—	—	—	—	—
Resignation for Good Reason/Involuntary Termination without Cause	97,201	—	200,000	—	15	27,642	—	324,858
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	97,201	—	200,000	—	15	27,642	—	324,858
CIC Only (continued employment)	—	—	—	—	—	—	—	—
David Parcell
Death	—	127,936	—	—		—	—	127,936
Disability	—	127,936	—	—	—	—	—	127,936
Resignation for Good Reason/Involuntary Termination without Cause	471,334	271,269	330,440	—	2,535	33,058	—	1,108,636
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	471,334	271,269	330,440	2,395,067	2,535	33,058	—	3,503,703
CIC Only (continued employment)	—	—	—	—	—	—	—	—
Peter Fante
Death	—	211,288	—	—	35,801	—	—	247,089
Disability	162,500	211,288	—	—	17,901	—	—	391,689
Resignation for Good Reason/Involuntary Termination without Cause	325,000	211,288	428,172	—	35,801	—	—	1,000,261
Resignation for Good Reason/Involuntary Termination without Cause in Connection with CIC	487,500	162,500	493,750	2,005,058	35,801	—	559,473	3,744,082
CIC Only (continued employment)	—	—	—	—	—	—	—	—

(1)	For Mr. Sperling, includes three and one-half months’ base salary during his notice period assuming the application of local company notice guidelines equaling NIS 361,344 ($97,201 based on the January 31, 2010 exchange rate of NIS 1 = $0.2690). For Mr. Parcell, includes six months of base salary during his contractual notice period, plus six months of severance under his supplemental employment contract, plus an additional 27 weeks of salary (assuming a termination event on January 31, 2010) assuming the application of local company redundancy policy, costing an aggregate of £294,731, or $471,334 as indicated in the table above, based on the January 31, 2010 exchange rate of £1= $1.5992.

(2)	For Mr. Parcell, includes six months’ worth (or 50%) of the average annual bonus paid or payable to him over the course of the three years ended January 31, 2010 as part of his six month contractual notice period, 100% of his target bonus that was set for the year ended January 31, 2010 (assuming a termination event on January 31, 2010) as part of his supplemental employment agreement plus an additional 27 week’s worth (assuming a termination event on January 31, 2010) of his three-year average annual bonus assuming the application of local company redundancy policy, costing an aggregate of £169,628, or $271,269 as indicated in the table above, based on the January 31, 2010 exchange rate of £1= $1.5992.

(3)	For Mr. Parcell, represents the average annual bonus paid or payable to him over the course of the three years ended January 31, 2010 as part of his supplemental employment agreement equaling £81,566 ($130,440 based on the January 31, 2010 exchange rate of £1= $1.5992). Includes a retention bonus of $250,000 in the case of Messrs. Robinson, Moriah, and Fante and of $200,000 in the case of Messrs. Parcell and Sperling payable in the case of an involuntary termination without cause only.

(4)	For equity awards other than stock options, value is calculated as the closing price of our common stock on the last trading day in the year ended January 31, 2010 ($18.30 on January 29, 2010) times the number of shares accelerating. Shares accelerating includes the actual number of performance shares ultimately earned for the January 31, 2010 performance period notwithstanding that the formal determination of the number of shares earned did not occur until March 17, 2010. For performance periods that had not yet been completed as of January 31, 2010, shares accelerating includes the target number of performance shares. For stock options, value is calculated as the difference between the closing price of our common stock on the last trading day in the year ended January 31, 2010 ($18.30 on January 29, 2010) and the option exercise price per share times the number of stock options accelerating.

(5)	For executive officers other than Messrs. Parcell and Sperling, amounts shown represent the actual cost of the contractually agreed number of months of COBRA payments. As of January 31, 2010, neither Mr. Parcell nor Mr. Sperling was entitled to company-paid or reimbursed health insurance following a termination event, however, Mr. Parcell was entitled to continued health benefits during his six-month notice period costing £1,585 or $2,535 as indicated in the table above, based on the January 31, 2010 exchange rate of £1= $1.5992 and Mr. Sperling was entitled to continued health benefits during his notice period assuming the application of local company notice guidelines costing NIS 57, or $15 as indicated in the table above, based on the January 31, 2010 exchange rate of NIS 1 = $0.2690.

(6)	For Mr. Sperling, assuming the application of local company notice guidelines, includes three and one-half months of continued contributions to his retirement fund of NIS 20,055 ($5,395), to his severance fund of NIS 30,509 ($8,207), to his study fund of NIS 27,101 ($7,290), disability insurance premiums of NIS 9,034 ($2,430), a statutory recreation payment of NIS 694 ($187), and use of a company car plus a fuel reimbursement allowance costing NIS 15,365 ($4,133) for the period, for a total of NIS 102,758 ($27,642), in each case, based on the January 31, 2010 exchange rate of NIS 1 = $0.2690. For Mr. Parcell, includes six months of continued retirement plan contributions, car allowance/fuel reimbursement allowance, and insurance premiums during his contractual notice period costing £6,360 ($10,171), £6,892 ($11,021), and £1,286 ($2,057), respectively, plus an additional 27 weeks of car allowance assuming the application of local company redundancy policy, costing £6,134 ($9,809), for a total of £19,686 ($31,482), in each case, based on the January 31, 2010 exchange rate of £1= $1.5992.

(7)	The tax reimbursement amount represents a reasonable estimate of costs to cover the excise tax liability under Internal Revenue Code Section 4999 and the subsequent federal, state and FICA taxes on the reimbursement payment. With respect to tax gross-ups, the assumptions used to calculate this estimate are: an excise tax rate under 280G of the Internal Revenue Code of 20%, a federal, state (New York), and FICA tax blended rate of 42.28% (a 35% federal income tax rate, a 8.97% state income tax rate, and a 1.45% Medicare tax rate). These calculations do not take into account the value of any covenant not to compete that may affect the calculation of any “excess parachute payment”.
Subsequent to January 31, 2010, on February 23, 2010, Mr. Bodner entered into an employment agreement with us which provided him with significant severance and/or change in control benefits. The terms of this new agreement are described in greater detail under “— Executive Officer Severance Benefits and Change in Control Provisions” above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No executive officer has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the company’s board of directors or compensation committee. None of the members of the compensation committee is or has ever been an officer or employee of the company.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
The following table and accompanying footnotes show information regarding the beneficial ownership of our common stock as of August 15, 2010 (the “Reference Date”) by:
•	each person (or group within the meaning of Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own 5% or more of common stock as of the Reference Date;
•	each member of our board of directors and each of our named executive officers; and
•	all members of our board of directors and our executive officers as a group.
As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any equity security. A person is deemed to be the beneficial owner of securities that he or she has the right to acquire within 60 days from the Reference Date through the exercise of any option, warrant, or right. Shares of our common stock subject to options, warrants, or rights which are currently exercisable or exercisable within 60 days are deemed outstanding for computing the ownership percentage of the person holding such options, warrants, or rights, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 34,677,871 shares of common stock outstanding as of the Reference Date and exclude approximately 10.2 million shares of common stock issuable to Comverse upon conversion of shares of Preferred Stock (if converted on the Reference Date). The foregoing outstanding share number includes employee equity awards that have been settled but excludes awards that are vested but not yet delivered. The table below, however, includes awards that have vested or will vest within 60 days of the Reference Date even if the underlying shares have not yet been delivered.

		Number of Shares		Percentage of Total
Name of Beneficial Owner	Class	Beneficially Owned(1)		Shares Outstanding

Principal Stockholders:
Comverse Technology, Inc. 810 Seventh Avenue New York, NY 10019	Common	18,589,023	(2)	53.6	%(2)

Comverse Technology, Inc. 810 Seventh Avenue New York, NY 10019	Series A Preferred	10,171,350	(3)	100	%(4)

Cadian Capital Management, LLC (5) 461 Fifth Avenue 24th Floor New York, NY 10017	Common	2,302,525		6.6%

Directors and Executive Officers:
Dan Bodner	Common	592,383	(7)	1.7%
Douglas E. Robinson	Common	105,605	(8)	*
Peter Fante	Common	128,029	(9)	*
Elan Moriah	Common	199,992	(10)	*
David Parcell	Common	85,591	(11)	*
Meir Sperling	Common	221,922	(12)	*
Paul D. Baker	Common	10,723	(13)	*
John Bunyan	Common	0	(14)	*
Andre Dahan	Common	0	(15)	*
Victor A. DeMarines	Common	34,000	(16)	*
Kenneth A. Minihan	Common	35,000	(17)	*
Larry Myers	Common	23,000	(18)	*
Howard Safir	Common	40,000	(19)	*
Shefali Shah	Common	0	(20)	*
Lauren Wright	Common	0	(21)	*
Stephen M. Swad	Common	0	(22)	*
All executive officers and directors as a group (sixteen persons)		1,476,245		4.1%

*	Less than 1%

(1)	Unless otherwise indicated and except pursuant to applicable community property laws, to our knowledge, each person or entity listed in the table above has sole voting and investment power with respect to all shares listed as owned by such person or entity.

(2)	Because the Preferred Stock is not currently convertible (and is not convertible within 60 days after the Reference Date), the shares of common stock underlying the Preferred Stock are not included in this number. If the Preferred Stock were convertible into common stock 60 days after the Reference Date, Comverse’s beneficial ownership percentage would equal 64.1%. Please see Proposal No. 1 for a discussion of the conversion rights of the Preferred Stock.

(3)	Reflects the number of shares of common stock issuable to Comverse upon conversion of 293,000 shares of Preferred Stock if the Preferred Stock were convertible into common stock 60 days after the Reference Date inclusive of the effect of additional dividend accruals on the Preferred Stock during such 60 day period. If converted on the Reference Date, the Preferred Stock would be convertible into approximately 10.2 million shares of common stock as indicated in the lead in to the table.

(4)	Comverse is the sole holder of our Preferred Stock. See Proposal No. 1 for details on the rights of the Preferred Stock.

(5)	As reported in the Schedule 13G filed with the SEC on January 15, 2010 by Cadian Capital Management, LLC, or CCM, on behalf of itself and Eric Bannasch, CCM and Eric Bannasch have shared voting and dispositive power over all the shares.

(6)	As reported in the Schedule 13G/A filed with the SEC on February 11, 2010 by Platinum Partners Value Arbitrage Fund L.P., or PPVAF, Platinum Partners Legacy Feeder Ltd, or PPLF, and Platinum Partners Liquid Opportunity Fund L.P., or PPLOF (collectively, “Platinum Partners”), Platinum Partners expressly affirms their membership of a group and each has sole voting and dispositive power over the following shares: PPVAF — 401,153 shares; PPLF - 1,212,140 shares; and PPLOF — 105,007 shares.

(7)	Includes options to purchase 261,835 shares of common stock which are currently exercisable. Includes 103,474 shares of restricted stock which are fully vested. Also includes 227,074 RSUs which are fully vested. Mr. Bodner beneficially owns options to purchase 4,781 shares of Comverse common stock exercisable within 60 days after the Reference Date.

(8)	Consists of 105,605 RSUs, all of which are fully vested.

(9)	Includes options to purchase 45,000 shares of common stock which are currently exercisable. Includes 6,235 shares of restricted stock which are fully vested. Also includes 76,794 RSUs which are fully vested.

(10)	Includes options to purchase 91,088 shares of common stock which are currently exercisable. Includes 16,718 shares of restricted stock which are fully vested. Also includes 92,186 RSUs which are fully vested.

(11)	Includes options to purchase 41,196 shares of common stock which are currently exercisable. Includes 6,944 shares of restricted stock which are fully vested. Also includes 37,451 RSUs which are fully vested.

(12)	Includes options to purchase 99,892 shares of common stock which are currently exercisable. Includes 20,000 shares of restricted stock which are fully vested. Also includes 102,030 RSUs which are fully vested.

(13)	Includes options to purchase 10,223 shares of common stock which are currently exercisable and 500 shares of common stock held following the exercise of stock options. Mr. Baker beneficially owns 12,000 shares of Comverse common stock deliverable in settlement of vested deferred stock unit awards on the first date within calendar 2010 on which such shares are the subject of an effective Registration Statement on Form S-8 and no resale restrictions apply. Mr. Baker also beneficially owns options to purchase 81,250 shares of Comverse common stock exercisable within 60 days after the Reference Date. Mr. Baker is a senior executive at Comverse. He disclaims beneficial ownership of any of our securities held by Comverse.

(14)	Mr. Bunyan beneficially owns 66,000 shares of Comverse common stock deliverable in settlement of vested deferred stock unit awards on the first date within calendar 2010 on which such shares are the subject of an effective Registration Statement on Form S-8 and no resale restrictions apply. Mr. Bunyan is a senior executive at Comverse. He disclaims beneficial ownership of any of our securities held by Comverse.

(15)	Mr. Dahan beneficially owns 502,823 shares of Comverse common stock deliverable in settlement of vested deferred stock unit awards on the first date within calendar 2010 on which such shares are the subject of an effective Registration Statement on Form S-8 and no resale restrictions apply. Mr. Dahan is President, Chief Executive Officer, and a director of Comverse. He disclaims beneficial ownership of any of our securities held by Comverse.

(16)	Includes options to purchase 17,000 shares of common stock which are currently exercisable. Includes 17,000 shares of restricted stock, 12,000 of which are fully vested and of which 5,000 are unvested and subject to forfeiture.

(17)	Includes options to purchase 18,000 shares of common stock which are currently exercisable. Includes 17,000 shares of restricted stock, 12,000 of which are fully vested and of which 5,000 are unvested and subject to forfeiture.

(18)	Includes options to purchase 6,000 shares of common stock which are currently exercisable. Includes 17,000 shares of restricted stock, 12,000 of which are fully vested and of which 5,000 are unvested and subject to forfeiture.

(19)	Includes options to purchase 23,000 shares of common stock which are currently exercisable. Includes 17,000 shares of restricted stock, 12,000 of which are fully vested and of which 5,000 are unvested and subject to forfeiture.

(20)	Ms. Shah beneficially owns 44,667 shares of Comverse common stock deliverable in settlement of vested deferred stock unit awards on the first date within calendar 2010 on which such shares are the subject of an effective Registration Statement on Form S-8 and no resale restrictions apply. Ms. Shah is a senior executive at Comverse. She disclaims beneficial ownership of any of our securities held by Comverse.

(21)	Ms. Wright beneficially owns 55,001 shares of Comverse common stock deliverable in settlement of vested deferred stock unit awards on the first date within calendar 2010 on which such shares are the subject of an effective Registration Statement on Form S-8 and no resale restrictions apply. Ms. Wright is a senior executive at Comverse. She disclaims beneficial ownership of any of our securities held by Comverse.

(22)	Mr. Swad beneficially owns 46,667 shares of Comverse common stock deliverable in settlement of vested deferred stock unit awards on the first date within calendar 2010 on which shares are the subject of an effective Registration Statement on Form S-8 and no resale restrictions apply. Mr. Swad is a senior executive at Comverse. He disclaims beneficial ownership of any of our securities held by Comverse.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
Proposals which stockholders desire to have included in our proxy statement for the next Annual Meeting, pursuant to Exchange Act Regulation 14a-8, must be addressed to our Secretary and received by us not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public announcement of the date of the annual meeting was made, whichever first occurs (the “Proposal Date”). We intend to make such public announcement by a Current Report on Form 8-K. Such proposals must be addressed to Verint Systems Inc., at 330 South Service Road, Melville, New York 11747, and should be submitted to the attention of Peter Fante by certified mail, return receipt requested. SEC rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting. The deadline for these proposals for the next Annual Meeting of Stockholders is the Proposal Date. If a stockholder gives notice of such a proposal after this deadline, our proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the next Annual Meeting. The requirements found in our Amended and Restated By-laws are separate from and in addition to the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.
Stockholders who wish to recommend individuals as nominees for director for consideration by the board of directors may do so by submitting a written recommendation to our Secretary. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act and the rules promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on our books, and of such beneficial owner and the class and number of shares of our stock which are owned beneficially and of record by such stockholder and such beneficial owner. Recommendations received no later than the Proposal Date will be considered for nomination at the next Annual Meeting of Stockholders.

SOLICITATION OF PROXIES
We will bear the costs of soliciting proxies from our stockholders. In addition to the use of the mails, proxies may be solicited by our directors, officers, and employees by personal interview or telephone. Such directors, officers, and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such brokerage houses, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection with such solicitation.

By Order of the Board of Directors,

Peter Fante
Secretary
Melville, New York
August 31, 2010

APPENDIX A — STOCK PLAN
VERINT SYSTEMS INC.
2010 LONG-TERM STOCK INCENTIVE PLAN
Section 1. Purpose. The purposes of this Verint Systems Inc. 2010 Long-Term Stock Incentive Plan are to promote the interests of Verint Systems Inc. and its stockholders by (i) attracting and retaining employees and directors of, and consultants to, the Company and its Subsidiaries, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.
Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.
“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award made or granted from time to time hereunder.
“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant. An Award Agreement may be in an electronic medium and may be limited to notation on the books and records of the Company.
“Base Salary” means the base salary or wages of the Participant excluding overtime, bonuses, contributions to or benefits under benefit plans, fringe benefits, perquisites, and other such forms of compensation. Base Salary shall include any elective contributions that are paid through a reduction in a Participant’s basic salary and which are not includible in the Participant’s gross income under Sections 125 or 402(e)(3) of the Code.”
“Board” shall mean the Board of Directors of the Company.
“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or a Subsidiary or Affiliate of the Company. If the Participant is not a party to an employment, severance or similar agreement with the Company or a Subsidiary or Affiliate of the Company in which such term is defined, then unless otherwise defined in the applicable Award Agreement “Cause” shall mean the Participant’s: (A) conviction of, or plea of guilty or nolo contendere to, a felony or indictment for a crime involving dishonesty, fraud or moral turpitude; (B) willful and intentional breach of the Participant’s obligations to the Company or a Subsidiary or Affiliate of the Company; (C) willful misconduct, or any dishonest or fraudulent act or omission; (D) violation of any securities or financial reporting laws, rules or regulations or any policy of the Company or a Subsidiary or Affiliate of the Company relating to the foregoing; (E) violation of the policies of the Company or a Subsidiary or Affiliate of the Company on harassment, discrimination or substance abuse; or (F) gross negligence, gross neglect of duties or gross insubordination in the Participant’s performance of duties with the Company or a Subsidiary or Affiliate of the Company.
“Change in Control” shall be deemed to have occurred if the event set forth in any one of the following subparagraphs shall have occurred:
i. the acquisition by any Person, entity or affiliated group (other than Comverse), in one or a series of transactions, of more than 50% of the voting power of the Company, or the acquisition of all the common stock of the Company (other than equity held by employees which is assumed in such transaction) following which the common stock of the Company is no longer publicly traded;
ii. the requirement that any Person, entity or affiliated group (other than Comverse) consolidate with its financial results the financial results of the Company;

iii. a merger, combination, amalgamation, consolidation, spin-off or any other transaction in which the holders of the Company’s common stock immediately prior to such transaction do not hold in respect of their holdings of such stock 50% or more of the voting power of the merged, combined, amalgamated, consolidated, spun-off or other resulting entity;
iv. a sale or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company (including its Subsidiaries); or
v. during any period of two consecutive years, Incumbent Directors cease to constitute at least a majority of the board. “Incumbent Directors” shall mean: (1) the directors who were serving at the beginning of such two-year period, (2) any directors whose election or nomination was approved by the directors referred to in clause (1) or by a director approved under this clause (2), and (3) at any time that Comverse owns a majority of the voting power of the Company, any director nominated by Comverse.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
“Committee” shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is required to be a ‘Non-Employee Director’ (within the meaning of Rule 16b-3) and an “outside director” (within the meaning of Section 162(m) of the Code) to the extent Rule 16b-3 and Section 162(m) of the Code, respectively, are applicable to the Company and the Plan. If at any time such a committee has not been so designated or is not so composed, the Board shall constitute the Committee.
“Company” shall mean Verint Systems Inc., together with any successor thereto.
“Comverse” shall mean Comverse Technology, Inc.
“Continuous Service” shall mean the absence of any interruption or termination of service as an employee, director or consultant. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, in each case, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or applicable law, or unless provided otherwise pursuant to Company policy, as adopted from time to time; or (iv) in the case of transfer between locations of the Company or between the Company, its Subsidiaries or Affiliates or their respective successors. Changes in status between service as an employee, a director and a consultant will not constitute an interruption of Continuous Service; provided, however, that, unless otherwise determined by the Committee, consultants providing services to the Company or a Subsidiary or Affiliate of the Company for less than 32 hours per month shall incur an interruption of Continuous Service.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Existing Plans” shall mean, collectively, the Verint Systems Inc. 2004 Stock Incentive Compensation Plan, as amended, the Verint Systems Inc. Stock Incentive Compensation Plan, as amended, and the Witness Systems, Inc. Amended and Restated Stock Incentive Plan, as amended.
“Fair Market Value” shall mean, unless otherwise defined in the applicable Award Agreement (i) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (ii) with respect to the Shares, as of any date, (1) the closing sale price (excluding any “after hours” trading) of the Shares as reported on the Nasdaq Stock Market for such date (or if not then trading on the Nasdaq Stock Market, the closing sale price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or, if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (2) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.
“GAAP” shall mean United States Generally Accepted Accounting Principles.
“Good Reason” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or a Subsidiary or Affiliate of the Company. If the Participant is not a party to an employment, severance agreement or similar agreement with the Company or a Subsidiary or Affiliate of the Company in which such term is defined, then unless otherwise defined in the applicable Award Agreement, for purposes of this Plan, “Good Reason” shall mean (i) a material reduction (i.e., a least a 10% reduction) by the Company or a Subsidiary or Affiliate of the Company in the Participant’s Base Salary; or (ii) the involuntary relocation of the Participant’s own office location by more than 50 miles; provided that all such events shall be Good Reason only if the Company (or the applicable Subsidiary or Affiliate of the Company) fails to cure such event within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason; provided, further, that Good Reason shall cease to exist for an event on the 90th day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date.

“Incentive Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto. Incentive Stock Options may be granted only to Participants who meet the definition of “employees” under Section 3401(c) of the Code.
“Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (b) increase a Performance Compensation Award above the maximum amount payable under Section 4(a) or 11(d)(vi) of the Plan. In no event shall Negative Discretion be exercised by the Committee with respect to any Option or Stock Appreciation Right (other than an Option or Stock Appreciation Right that is intended to be a Performance Compensation Award under Section 11 of the Plan).
“Non-Qualified Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.
“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
“Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.
“Participant” shall mean any (i) employee of, or consultant to, the Company or its Subsidiaries, or non-employee director who is a member of the Board or the board of directors of a Subsidiary of the Company, eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan or (ii) any employee of, or consultant to, an Affiliate, eligible for a cash-settled Performance Award or cash-settled Restricted Stock Unit under Section 5 and selected by the Committee to receive a cash-settled Performance Award or a cash-settled Restricted Stock Unit under the Plan.
“Performance Award” shall mean any right granted under Section 9 of the Plan.
“Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.
“Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or a Subsidiary, Affiliate, division or operational unit of the Company) and shall be limited to the following, whether determined on a GAAP or non-GAAP basis: revenue, operating income, day sales outstanding, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, profit margin, contribution margin, earnings per Share, net earnings, operating earnings, free cash flow, earnings before interest, taxes, depreciation and amortization, number of customers, growth of customers, operating expenses, capital expenses, customer acquisition costs, Share price or sales or market share.

“Performance Formula” shall mean, for a Performance Period, one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. To the extent required under Section 162(m) of the Code with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code for establishing Performance Goals), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code granted to any Participant for the Performance Period to fail to qualify as ‘performance-based compensation’ under Section 162(m) of the Code), in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code, if applicable, in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company; or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
“Performance Period” shall mean the one or more periods of time of at least six months in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company and its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company.
“Plan” shall mean this Verint Systems Inc. 2010 Long-Term Stock Incentive Plan.
“Restricted Stock” shall mean any Share granted under Section 8 of the Plan.
“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan.
“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
“SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.
“Shares” shall mean the common stock of the Company, $.001 par value, or such other securities of the Company (i) into which such common stock shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b) of the Plan.
“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.
“Subsidiary” of any Person means another Person (other than a natural Person), an aggregate amount of the voting securities, other voting ownership or voting partnership interests, of which is sufficient to elect at least a majority of the Board or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which is owned directly or indirectly by such first Person).

“Substitute Awards” shall have the meaning specified in Section 4(c) of the Plan.
Section 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award (subject to Section 162(m) of the Code with respect to Performance Compensation Awards) shall be deferred either automatically or at the election of the holder thereof or of the Committee (in each case consistent with Section 409A of the Code); (vii) interpret, administer or reconcile any inconsistency, correct any defect, resolve ambiguities and/or supply any omission in the Plan, any Award Agreement, and any other instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; (x) adopt and approve any supplements to or amendments, restatements or alternative versions of the Plan (including, without limitation, sub-plans) in accordance with Section 14(m) of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate of the Company, any Participant, any holder or beneficiary of any Award, and any stockholder.
(c) The mere fact that a Committee member shall fail to qualify as a “Non-Employee Director” or “outside director” within the meaning of Rule 16b-3 and Section 162(m) of the Code, respectively, shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.
(d) No member of the Committee shall be liable to any Person for any action or determination made in good faith with respect to the Plan or any Award hereunder.
(e) With respect to any Performance Compensation Award granted to a Covered Employee (within the meaning of Section 162(m) of the Code) under the Plan, the Plan shall be interpreted and construed in accordance with Section 162(m) of the Code.
(f) The Committee may delegate to one or more officers of the Company (or, in the case of awards of Shares, the Board may delegate to a committee made up of one or more directors) the authority to grant awards to Participants who are not executive officers or directors of the Company subject to Section 16 of the Exchange Act or Covered Employees (within the meaning of Section 162(m) of the Code).
Section 4. Shares Available for Awards.
(a) Shares Available.
(i) Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, 4,000,000; provided, that the aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 2,000,000. The maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any fiscal year shall be 1,500,000 and the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as “Performance Compensation Awards” in respect of a single Performance Period shall be 500,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates.

(ii) If any Shares subject to an Award are forfeited, cancelled, exchanged, withheld or surrendered or if an Award terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. For the avoidance of doubt, if two Awards are granted together in tandem, the Shares underlying any portion of the tandem Award which is not exercised or otherwise settled in Shares will again be available for Awards under the Plan. Upon payment in cash of the benefit provided by any Award granted under this Plan, any Shares that were covered by that Award will again be available for Awards under the Plan. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Shares based on fair market value, such Shares will not count against the aggregate limit described in Section 4(a)(i).
(iii) Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted a company acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall not be counted against the aggregate number of Shares available for Awards under the Plan.
(b) Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall equitably adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award, which, in the case of Options and Stock Appreciation Rights shall equal the excess, if any, of the Fair Market Value of the Share subject to each such Option or Stock Appreciation Right over the per Share exercise price or grant price of such Option or Stock Appreciation Right.
(c) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.
Section 5. Eligibility. Any employee of, or consultant to, the Company or any of its Subsidiaries (including any prospective employee), or non-employee director who is a member of the Board or the board of directors of a Subsidiary of the Company, shall be eligible to be selected as a Participant and receive any Award as determined by the Committee. Any employee of, or consultant to, an Affiliate (including any prospective employee), shall be eligible to be selected as a Participant and receive any cash-settled Performance Award or cash-settled Restricted Stock Unit as determined by the Committee.
Section 6. Stock Options.
(a) Grant. Subject to the terms of the Plan, the Committee shall have sole authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price thereof and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options. No Option shall be exercisable more than ten years from the date of grant.

(b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement and which shall not be less than the Fair Market Value per Share on the date of grant.
(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement. The applicable Award Agreement shall specify the period or periods of Continuous Service by the Participant that is necessary before the Option or installments thereof will become exercisable. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.
(d) Payment. (i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), or (y) subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.
(ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.
Section 7. Stock Appreciation Rights.
(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In the sole discretion of the Committee, Stock Appreciation Rights may, but need not, qualify as performance-based compensation in accordance with Section 11 hereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either before, at the same time as the Award or at a later time. No Stock Appreciation Right shall be exercisable more than ten years from the date of grant.
(b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof (which shall not be less than the Fair Market Value on the date of grant). The Committee shall determine in its sole discretion whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.
(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

Section 8. Restricted Stock and Restricted Stock Units.
(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.
(b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Unless otherwise directed by the Committee, (i) certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company, or (ii) Shares of Restricted Stock shall be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Shares of Restricted Stock. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall, as applicable, either deliver such certificates to the Participant or the Participant’s legal representative or the transfer agent shall remove the restrictions relating to the transfer of such Shares.
(c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock shall be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.
Section 9. Performance Awards.
(a) Grant. The Committee shall have sole authority to determine the Participants who shall receive a “Performance Award”, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such Performance Goals during such Performance Periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.
(b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.
(c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period as set forth in the Award Agreement on the date of grant.
Section 10. Other Stock-Based Awards.
(a) General. The Committee shall have authority to grant to Participants an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock- Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

(b) Dividend Equivalents. In the sole discretion of the Committee, an Award (other than Options or Stock Appreciation Rights), whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis; provided, that in the case of Awards with respect to which any applicable Performance Criteria have not been achieved, dividend equivalents may be paid only on a deferred basis, to the extent the underlying Award vests.
Section 11. Performance Compensation Awards.
(a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 (other than Options and Stock Appreciation Rights), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.
(b) Eligibility. The Committee will, in its sole discretion, designate which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. Designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.
(c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the applicable Participants, the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind or level of each Performance Goal to apply to the Company, and the Performance Formula. Within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.
(d) Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.
(iii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.

(iv) Negative Discretion. Unless otherwise determined by the Committee, in determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.
(v) Timing of Award Payments. Unless otherwise set forth in the applicable Award Agreement, the Awards granted for a Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by this Section 11; provided, that, unless otherwise set forth in the applicable Award Agreement, in no event shall any Award granted for a Performance Period be paid later than the 15th calendar day of the third month following the end of the Participant’s first taxable year in which the right to payment is no longer subject to a “substantial risk of forfeiture” (within the meaning of Section 409A of the Code) or the 15th calendar day of the third month following the end of the Company’s first taxable year in which the payment is no longer subject to a “substantial risk of forfeiture”.
(vi) Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 500,000 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.
Section 12. Amendment and Termination.
(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that if an amendment to the Plan that (i) would materially increase the benefits accruing to Participants under the Plan, (ii) would materially increase the number of securities which may be issued under the Plan, (iii) would materially modify the requirements for participation in the Plan or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the Nasdaq Stock Market, or, if the Shares are not traded on the Nasdaq Stock Market, the principal national securities exchange upon which the Shares are traded or quoted, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained; and provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective as to such Participant without the written consent of the affected Participant, holder or beneficiary.
(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not be effective as to such Participant without the written consent of the affected Participant, holder or beneficiary.
(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable adjustments in the terms and conditions of, and the criteria included in, all outstanding Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(d) Repricing. Except in connection with a corporate transaction or event described in Section 4(b) hereof, the terms of outstanding Awards may not be amended to reduce the exercise price of Options or the grant price of Stock Appreciation Rights, or cancel Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price or grant price, as applicable, that is less than the exercise price of the original Options or grant price of the original Stock Appreciation Rights, as applicable, without stockholder approval.

Section 13. Change in Control.
(a) Except as otherwise provided in an Award Agreement or by the Committee at the date of grant, to the extent outstanding Awards granted under this Plan are not assumed, converted or replaced by the resulting entity in the event of a Change in Control, all outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable, and any specified Performance Goals with respect to outstanding Awards shall be deemed to be satisfied at target immediately prior to the consummation of a Change in Control.
(b) Except as otherwise provided in an Award Agreement or by the Committee at the date of grant or thereafter, to the extent outstanding Awards granted under this Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control, (i) any outstanding Awards that are subject to Performance Goals shall be converted, assumed or replaced by the resulting entity as if target performance had been achieved as of the date of the Change in Control, (ii) each Performance Award or Performance Compensation Award with service requirements shall continue to vest with respect to such requirements during the remaining period set forth in the Award Agreement, and (iii) all other Awards shall continue to vest (and/or the restrictions thereon shall continue to lapse) during the remaining period set forth in the Award Agreement.
(c) Except as otherwise provided in an Award Agreement or by the Committee at the date of grant, to the extent outstanding Awards granted under this Plan are either assumed, converted or replaced by the resulting entity in the event of a Change in Control, if a Participant’s employment or service is terminated without Cause by the Company or a Subsidiary or Affiliate of the Company or a Participant terminates his or her employment or service with the Company or a Subsidiary or Affiliate of the Company for Good Reason, in either case, during the two year period following a Change in Control, all outstanding Awards held by the Participant that may be exercised shall become fully exercisable and all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable.
(d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, to the extent any provision of this Plan or an Award Agreement would cause a payment of deferred compensation that is subject to Section 409A of the Code to be made upon the occurrence of (i) a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Section 409A of the Code or (ii) a termination of employment or service, then such payment shall not be made unless such termination of employment or service also constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control or termination of employment or service, but disregarding any future service or performance requirements.
Section 14. General Provisions.
(a) Nontransferability.
(i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.
(ii) No Award may be sold, assigned, alienated, pledged, attached or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported sale, assignment, alienation, pledge, attachment, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary or Affiliate of the Company; provided that the designation of a beneficiary shall not constitute a sale, assignment, alienation, pledge, attachment, transfer or encumbrance.

(iii) Notwithstanding the foregoing, the Committee may, in the applicable Award Agreement evidencing an Option granted under the Plan or at any time thereafter in an amendment to an Award Agreement, provide that Options which are not intended to qualify as Incentive Options may be transferred by the Participant to whom such Option was granted (the “Grantee”) without consideration, after such time as all vesting conditions with respect to such Option have been satisfied, and subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to: (1) the Grantee’s spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the “Immediate Family”); (2) a trust solely for the benefit of the Grantee and his or her Immediate Family; or (3) a partnership, corporation or limited liability company whose only partners, members or stockholders are the Grantee and his or her Immediate Family; (each transferee described in clauses (1), (2) and (3) above is hereinafter referred to as a “Permitted Transferee”); provided that the Grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Award Agreement evidencing the Option.
The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee’s employment by, or services to, the Company under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Grantee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
(iv) Notwithstanding anything to the contrary herein, only gratuitous transfers of Awards shall be permitted.
(b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
(c) Share Certificates. Shares or other securities of the Company or any Subsidiary of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d) Withholding. (i) A Participant may be required to pay to the Company or any Subsidiary or Affiliate of the Company, and the Company or any Subsidiary or Affiliate of the Company shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.
(i) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least six months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise deliverable to the Participant with respect to an Award a number of Shares with a Fair Market Value equal to such withholding liability.

(ii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to Section 14(a), the Grantee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.
(e) Detrimental Activity. In the event the Committee determines (or discovers) during or after the course of a Participant’s employment or service that a Participant committed an act during the course of his or her employment or service that constitutes or would have constituted Cause for termination, the Committee shall have the right to cancel any or all of Participant’s then outstanding Awards (whether or not vested).
(f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to, the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.
(g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate of the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.
(h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, or as a director on the Board or board of directors, as applicable, of, the Company or any Subsidiary or Affiliate of the Company. Further, the Company or a Subsidiary or Affiliate of the Company may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or any applicable employment contract or agreement.
(i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.
(j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York, applied without giving effect to its conflict of laws principles.
(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

(m) Foreign Employees. In order to facilitate the making of any Award or combination of Awards under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary or Affiliate of the Company outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.
(n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate of the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate of the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate of the Company.
(o) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
(p) Deferrals. In the event the Committee permits a Participant to defer any Award payable in the form of cash, all such elective deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant on a form provided by the Company. All deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of Section 409A of the Code.
(q) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 15. Compliance with Section 409A of the Code.
(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder shall be administered in a manner consistent with this intent.
(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the earlier of the first business day of the seventh month following separation from service or death.
(d) Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company shall amend this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Subsidiaries shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.
Section 16. Term of the Plan.
(a) Effective Date. The Plan shall be effective as of the date of its approval by the Board (the “Effective Date”), subject to approval of the Plan by the stockholders of the Company.
(b) Expiration Date. No grant will be made under this Plan more than ten years after the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

DIRECTIONS TO SPECIAL MEETING LOCATION
Hilton Garden Inn
1575 Round Swamp Road, Plainview, New York, USA 11803
Tel: 1-516-755-5552 Fax: 1-516-755-5592
Traveling from the East:
Take the Long Island Expressway (I-495) to Round Swamp Road. Exit 48. Proceed down the exit ramp to traffic light. Turn left onto Round Swamp Road and continue under the expressway to the traffic light. Continue straight after light. The hotel entrance is the second left.
Traveling from the West:
Take the Long Island Expressway (I-495) to Round Swamp Road exit 48. Proceed down the exit ramp to traffic light. Turn right onto Round Swamp Road. The hotel entrance is the second left.
Driving Directions from JFK International Airport:
Exit JFK International Airport to Belt Parkway East. Continue on the Belt Parkway to the Cross Island Expressway North to the Grand Central Parkway. The Grand Central Parkway becomes the Northern State Parkway. Stay on the NSP to Exit 37A Long Island (I-495). Upon accessing the LIE stay in the right lane. First exit is Round Swamp Rd (exit 48). Proceed down exit ramp to traffic light. Make a right on Round Swamp Road. The hotel entrance is the second left.
(Drive time is 30 minutes. 28 miles from Airport to Hotel.)
Driving Directions from LaGuardia Airport:
Exit LaGuardia Airport to Grand Central Parkway East. The Grand Central Parkway becomes the Northern State Parkway. Proceed Eastbound on the Northern State Parkway to Exit 37A. (Long Island Expressway I-495) Upon accessing the LIE stay in the right lane. First exit is Round Swamp Rd (exit 48). Proceed down exit ramp to traffic light. Make a right on Round Swamp Road. The hotel entrance is the second left.
(Drive time is 40 minutes. 30 miles from Airport to hotel.)
Driving Directions from Long Island MacArthur Airport:
Exit Airport to right onto Veterans Highway and continue to the Long Island Expressway (I-495) west. Take the LIE Westbound to Exit 48, Round Swamp Road. Proceed down the exit ramp to the traffic light. Turn left onto Round Swamp Road and continue under the expressway to the traffic light. Continue straight after light. The hotel entrance is the second left.
(Drive time is 20 minutes. 15 miles from Airport to hotel.)

FORM OF PROXY CARD
Verint Systems Inc.
This proxy is solicited by the Board of Directors for
the Special Meeting of Stockholders to be held on October 5, 2010
The undersigned hereby appoints Dan Bodner, Douglas Robinson and Peter Fante, and each or any one of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned in all matters coming before the Special Meeting of Stockholders of Verint Systems Inc. to be held on October 5, 2010 at 11:00 A.M. Eastern Time at the Hilton Garden Inn, 1575 Round Swamp Road, Plainview, New York, 11803, and any adjournment or postponement thereof, and to vote as shown on this card.
Please specify your choices by marking the boxes. It is important that your shares are represented at this meeting, whether or not you attend the meeting in person. Therefore, please complete this proxy card and mail it in the enclosed return envelope.
The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the proxy statement furnished therewith.
YOUR VOTE IS IMPORTANT. CASTING YOUR VOTE IN THE WAY DESCRIBED ON THIS PROXY CARD VOTES ALL COMMON SHARES OF VERINT SYSTEMS INC. THAT YOU ARE ENTITLED TO VOTE. FOR SHARES REGISTERED IN YOUR NAME, UNLESS YOU ATTEND THE ANNUAL MEETING IN PERSON, YOUR PROXY MUST BE RECEIVED BY 11:59 P.M. (EASTERN TIME) ON OCTOBER 4, 2010 IN ORDER FOR YOUR PROXY TO BE COUNTED.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 5, 2010. The Verint Systems Inc. Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.
(Please be sure to sign and date the Proxy in the box below)

A. Proposals — The Board of Directors recommends a vote FOR Proposals (1), (2), and (3).

1.	Approval of the issuance of shares of common stock upon conversion of Verint’s Series A Convertible Perpetual Preferred Stock issued to Comverse Technology, Inc. in connection with the 2007 acquisition of Witness Systems, Inc.	2.	Approval of the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN		☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Transaction of such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

☐ FOR ☐ AGAINST ☐ ABSTAIN
B. Non-Voting Items
Change of Address — Please print new address below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign below.
Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) please print date below	Signature 1 — please keep signature within box	Signature 2 — please keep signature within box

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Ú DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL Ú

Verint Systems Inc.
330 South Service Road
Melville, New York 11747
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE RETURN ENVELOPE PROVIDED: